Exhibit 13.1

REDIFF.COM INDIA LIMITED

13TH ANNUAL REPORT
2007-2008
(UNDER COMPANIES ACT, 1956)
(INDIAN LAWS)

Rediff.com India Ltd.

Board of Directors

Ajit Balakrishnan (Chairman & Managing Director)
Arun Nanda
Sunil Phatarphekar
Pulak Prasad
Ashok Narasimhan
Sridar Iyengar
Rashesh Shah

Statutory Auditors

M/s. Deloitte Haskins & Sells
Chartered Accountants
12, Dr. Annie Besant Road
Opp. Shiv Sagar Estate
Worli
Mumbai 400 018

Registered Office

First Floor,
Mahalaxmi Engineering Estate
L. J. First Cross Road
Mahim (West)
Mumbai 400 016

Contents

Sr. no.	Particulars	Page Nos.
	Documents as required under Companies Act, 1956 (Indian law)
1.	Notice of Annual General Meeting	1-4
2.	Directors Report of Rediff.com India Ltd.	5-7
3.	Auditors’ Report of Rediff.com India Ltd.	8-12
4.	Balance Sheet and P&L Account, Schedules thereto of Rediff.com India Ltd.	13-44
5.	Directors Report of Rediff Holdings Inc.	45
6.	Auditors’ Report of Rediff Holdings Inc.	46
7.	Balance Sheet and P&L Account, Schedules thereto of Rediff Holdings Inc.	47-58
8.	Directors Report of India Abroad Publications Inc.	59
9.	Auditors’ Report of India Abroad Publications Inc.	60
10.	Balance Sheet and P&L Account, Schedules thereto of India Abroad Publications Inc.	61-74
11.	Directors Report of India in New York Inc	75
12.	Auditors’ Report of India in New York Inc	76
13.	Balance Sheet and P&L Account, Schedules thereto of India in New York Inc	77-85
14.	Directors Report of India Abroad Publications (Canada) Inc.	86
15.	Auditors’ Report of India Abroad Publications (Canada) Inc.	87

16.	Balance Sheet and P&L Account, Schedules thereto of India Abroad Publications (Canada) Inc.	88-97
17.	Directors Report of Rediff.com Inc.	98
18.	Auditors’ Report of Rediff.com Inc.	99
19.	Balance Sheet and P&L Account, Schedules thereto of Rediff.com Inc.	100-109
20.	Directors Report of Value Communications Corporation	110
21.	Auditors’ Report of Value Communications Corporation	111
22.	Balance Sheet and P&L Account, Schedules thereto of Value Communications Corporation	112-120
23.	Proxy Form and Attendance Slip	121

NOTICE

Notice is hereby given that the Thirteenth Annual General Meeting of the Members of Rediff.com India Limited will be held on Wednesday, 24th September, 2008, at 10 a.m. (IST) at the Registered Office of the Company situated at First Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400016, to transact the following business:

ORDINARY BUSINESS

1.	To receive, consider and adopt the Audited Balance Sheet as at March 31, 2008 and Profit & Loss Account for the year ended as on that date and the reports of the Auditors and Directors’ thereon.

2.	To appoint a Director in place of Mr. Sridar Iyengar, Director retiring by rotation and being eligible, offers himself for reappointment.

3.	To appoint a Director in place of Mr. Pulak Prasad, Director retiring by rotation and being eligible, offers himself for reappointment.

4.	To appoint Auditors and fix their remuneration by passing the following resolution as an Ordinary Resolution with or without modification(s);

“RESOLVED that M/s Deloitte Haskins & Sells, Chartered Accountants, Mumbai be and are hereby re-appointed as Statutory Auditors of Rediff.com India Limited and to hold office from the conclusion of this Annual General Meeting till the conclusion of the next Annual General Meeting at a remuneration to be decided by the Board of Directors/Audit Committee of the Directors of the Company.”

SPECIAL BUSINESS:

5.	To consider and if thought fit, to pass with or without modification, the following resolution as Ordinary resolution:

“RESOLVED THAT pursuant to the provisions of Section 269 read with Schedule XIII and any other applicable provisions of the Companies Act, 1956, including any statutory modification or re- enactment thereof, the approval of the members be and is hereby accorded for the re-appointment of Mr. Ajit Balakrishnan as the managing director of the Company for a period of 5 years commencing from 23rd August, 2008 on the same terms and conditions as set out in the draft agreement the details of which are specified in the Explanatory Statement annexed to the Notice convening this meeting.

“RESOLVED FURTHER THAT the Board of Directors and the Company Secretary Ms. Jyoti Dialani be and they are hereby authorized to do all such acts,

deeds and things, to execute all such documents, instruments and writings as may be required and to take all such steps as may be necessary, proper and expedient to give effect to the aforesaid resolution.”

6.	To consider and if thought fit, to pass with or without modification, the following resolution as Special resolution:

“RESOLVED THAT in accordance with the provisions of Section 372A and other applicable provisions, if any, of the Companies Act, 1956 and other applicable laws and subject to such consents and such other approvals as may be necessary and subject to such conditions and modifications as may be considered necessary by the Board of Directors (hereinafter referred to as "the Board" which term shall be deemed to include any Committee thereof for the time being exercising the powers conferred on the Board by this resolution) or as may be prescribed or made, in granting such consents and approvals and which may be agreed to by  the Board, the consent of the Company, be and is hereby accorded to the Board for promoting a subsidiary company in India with such name as may be decided by the Board as per applicable local regulations and for subscribing upto Rs. 45 crores in the equity share capital of such newly formed company at such time or times, in such tranche or tranches, in such manner as the Board may, in its sole discretion think fit, on such terms and conditions as may be decided and deemed appropriate by the Board.

RESOLVED FURTHER THAT the Board, be and is hereby authorized to delegate all or any of the powers herein conferred to any committee or directors or chief financial officer or any executive director or directors or any other officer or officers of the Company to give effect to the aforesaid resolution, to settle all matters arising out of and incidental to the proposed investment, generally to take all such steps as are necessary and incidental to the implementation of this resolution and to do all such acts, deeds, matters and things as may be deemed necessary, desirable and expedient to give effect to this resolution.”

By Order of the Board
For Rediff.com India Limited

sd/-
PLACE: MUMBAI	Jyoti Dialani
DATE: 27th August, 2008	Company Secretary & Manager Legal

NOTES:

1.	A MEMBER ENTITLED TO ATTEND AND VOTE AT THE MEETING IS ENTITLED TO APPOINT A PROXY TO ATTEND AND VOTE INSTEAD OF HIMSELF/HERSELF AND SUCH A PROXY NEED NOT BE A MEMBER OF

THE COMPANY. PROXIES TO BE EFFECTIVE MUST BE RECEIVED BY THE COMPANY NOT LESS THAN 48 HOURS BEFORE THE COMMENCEMENT OF THE ANNUAL GENERAL MEETING.

2.	The relative Explanatory Statement pursuant to the provisions of Section 173 of the Companies Act, 1956 for item Nos. 5 is enclosed and forms part of this Notice.

REDIFF.COM INDIA LIMITED

EXPLANATORY STATEMENT PURSUANT TO THE PROVISIONS OF SECTION 173(2) OF THE COMPANIES ACT, 1956.

Pursuant to the provisions of Section 173(2) of the Companies Act, 1956, the following Explanatory Statement sets out the material facts relating to the item of Special Business mentioned in the accompanying Notice dated 27th August, 2008 and shall be form part of the Notice

Item No.5

Mr. Ajit Balakrishnan is the Founder of the Company and has been the Chairman and Managing Director and CEO since inception.

At the annual general meeting held on September 29, 2003, the members of the Company re-appointed Mr. Ajit Balakrishnan as the Chairman and Managing Director for a period of five (5) years w.e.f. 24th August, 2003. Accordingly, Mr. Balakrishnan held the office till 23rd August, 2008. The Board of Directors at their meeting held on July 22, 2008 approved the re-appointment of Mr. Balakrishnan as the Managing Director of the Company for a period of five (5) years with effect from August 23, 2008, subject to the approval of the members.

The principal terms and conditions of re-appointment of Mr. Ajit Balakrishnan are as under:

1)	Period of Appointment: 5 years with effect from August 23, 2008.
2)	Mr. Ajit Balakrishnan shall carry out such duties and exercise such powers as may be entrusted to him from time to time by the Board.
3)
The Managing Director shall be entitled for the reimbursement of any out-of pocket expenses, travelling and conveyance expenses that may be incurred by the Managing Director in discharge of his duties in terms of this Agreement.

In compliance with the requirements of the Act, the terms of re-appointment specified above are now placed before the members in the General Meeting for their approval.

This may be treated as an abstract of the draft agreement between the Company and Mr. Ajit Balakrishnan pursuant to Section 302 of the Companies Act, 1956.

The draft agreement between the Company and Mr. Ajit Balakrishnan is available for inspection by the members of the Company at its Registered Office between 11.00 a.m. to 1.00 p.m. on any working day of the Company.

The Directors, therefore, recommend the passing of the Resolution under Item no.5 of the accompanying Notice.

No Director other than Mr. Ajit Balakrishnan may be considered to be concerned or interested in the passing of this Resolution.

Item no. 6

With a view to consolidate the efforts of the Company in respect of the investment of surplus funds of the Company, it is deemed expedient to promote a subsidiary company in India subject to the approval of the shareholders. The Company shall invest the surplus funds in the equity share capital of the said newly formed company not exceeding Rs. 45 crores in one or more tranches and at such time and in such manner as may be deemed expedient in the interest of the Company.

The Directors, therefore, recommend the passing of the Resolution under Item no.5 of the accompanying Notice.

No Director may be considered to be concerned or interested in the passing of this Resolution.

By Order of the Board
For Rediff.com India Limited

sd/-
PLACE: MUMBAI	Jyoti Dialani
DATE: 27th August, 2008	Company Secretary & Manager Legal

REDIFF.COM INDIA LIMITED

DIRECTORS’ REPORT

To,
The Members,
Rediff.com India Limited

Your Directors have pleasure in presenting to you the Thirteenth Annual Report together with the Audited Annual Accounts for the year ended March 31, 2008.

1.	REDIFF.COM INDIA LTD.’S FINANCIAL HIGHLIGHTS

(a)	Total Income:- Rs.1,250 million (previous year Rs.1,117 million).
(b)	Operating expenses:- Rs.1,113 million (previous year Rs.860 million).
(c)	Operating Profits before depreciation, amortization, impairment of Investments and taxes:- Rs.374 million (previous year profit of Rs.399 million).
(d)
Net Profit/ Loss:- After providing for depreciation and amortization of Rs.236 million and taxes of Rs.19 million net profits for the year were Rs.119 million (previous year net profit Rs.253 million).

2.	DIVIDEND

Your Board does not recommend any dividend.

3.	CORPORATE GOVERNANCE

The various committees constituted by the Company including the Audit Committee and Compensation Committee have been functioning satisfactorily during the year. The present Board comprises of eminent professionals from various fields, in addition to Chairman and Managing Director who looks after the day to day affairs of the Company.

The composition of the Audit Committee of the Board is as follows:-

Name	Designation in the Committee
Sridar Iyengar	Chairman
Sunil Phatarphekar	Member
Rashesh Shah	Member

The composition of the Compensation Committee of the Board is as follows:-

Name	Designation in the Committee
Ajit Balakrishnan	Chairman
Arun Nanda	Member
Sunil N Phatarphekar	Member

REDIFF.COM INDIA LIMITED

4.	FIXED DEPOSITS

During the year under review, our Company had not accepted any Fixed Deposit from the Public.

5.	DIRECTORS

In accordance with the provisions of the Companies Act, 1956, Sridar Iyengar and Pulak Prasad, Directors retire by rotation at the conclusion of the ensuing Annual General Meeting and being eligible, offer themselves for re-appointment.

At the annual general meeting held on September 29, 2003, the members of the Company re-appointed Mr. Ajit Balakrishnan for a period of five (5) years w.e.f. 24th August, 2003. Accordingly, Mr. Balakrishnan held the office till 23rd August, 2008. The Board of Directors at their meeting held on July 22, 2008 approved the re-appointment of Mr. Balakrishnan as the Managing Director of the Company for a period of five (5) years with effect from August 23, 2008, subject to the approval of the members.

6.	PARTICULARS OF EMPLOYEES

The Company had employees who were in receipt of remuneration of not less than Rs.24 lakhs during the year ended 31st March, 2008 or not less than Rs.2 lakhs per month during any part of the said year. However, as per the provisions of section 219(1)(b)(iv) of the Companies Act, 1956, the Directors Report being sent to the shareholders does not include this Annexure. Any shareholder interested in obtaining a copy of the Annexure may write to the Company Secretary at the Registered Office of the Company.

7.	AUDITORS

M/s. Deloitte Haskins & Sells, Chartered Accountants, the Statutory Auditors of Company and  who hold  the office till the conclusion of ensuing Annual General Meeting are eligible to be re-appointed as the Statutory Auditors of the Company till the conclusion of next Annual General Meeting. The Company has received from the Auditors undertaking their eligibility to accept the office, if reappointed. The members are requested to consider their re-appointment as set out in the Notice convening the Annual General Meeting.

The observations made by the Auditors’ in their report and notes to accounts are self- explanatory and do not call for any further comments.

8.	DIRECTORS’ RESPONSIBILITY STATEMENT

Pursuant to Section 217 (2AA) of the Companies Act, 1956, the Directors confirm that:

a)	In the preparation of the annual accounts, the applicable accounting standards had been followed along-with proper explanation relating to material departures.
b)	The Directors had selected such accounting policies and applied them consistently and made judgments and estimates that are reasonable and prudent so as to give a true and

REDIFF.COM INDIA LIMITED

fair view of the state of affairs of the Company at the end of the financial year on March 31, 2008 and of the profit of the company for that period.
c)
The Directors have taken proper and sufficient care for the maintenance of adequate accounting records in accordance with the provisions of the Companies Act, 1956, for safeguarding the assets of the company and for preventing and detecting the frauds and other irregularities.

d)	The directors had prepared the annual accounts on a going concern basis.

9.	CONSERVATION OF ENERGY, TECHNOLOGY ABSORPTION, FOREIGN EXCHANGE EARNINGS AND OUTGO

The information required under Section 217(1)(e) of the Companies Act, 1956 read with the Companies (Disclosure of Particulars in the Report of the Board of Directors) Rules, 1988 is as under:

1.         Conservation of Energy:-

The operation of your Company is not energy intensive. Adequate measures have however been taken to reduce energy consumption by using energy efficient computer equipments incorporating latest technologies.

2.         Technologies Absorption

Since technology related to internet portal business is constantly evolving, continuous investments and improvements are being made to the content, community and commerce offerings made to the customers. The investments are classified as deferred revenue expenditure and amortized.

3.         Foreign Exchange Earnings and outgo

Foreign exchange earned by the Company in the fiscal year ended March 31, 2008 was Rs. 26 million and the foreign exchange outgo in the same period was Rs. 77 million.

10.	ACKNOWLEDGEMENTS

The Directors place on record their appreciation for the dedicated services rendered by the employees of our Company and acknowledge the cooperation extended by our Company’s bankers.

On behalf of Board of Directors

Place: Mumbai	sd/-
Date: August 27, 2008	Ajit Balakrishnan
Chairman and Managing Director

AUDITORS' REPORT

TO THE MEMBERS OF REDIFF.COM INDIA LIMITED

1.
We have audited the attached Balance Sheet of REDIFF.COM INDIA LIMITED as at March 31, 2008, the Profit and Loss Account for the year ended on that date and the Cash Flow Statement for the year ended on that date, both annexed thereto. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

2.
We conducted our audit in accordance with the auditing standards generally accepted in India. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

3.
As required by the Companies (Auditor's Report) Order, 2003 issued by the Central Government of India in terms of Section 227(4A) of the Companies Act, 1956, we enclose in the Annexure a statement on the matters specified in paragraphs 4 and 5 of the said Order, to the extent applicable to the Company.

4.	Further to our comments in the Annexure referred to in paragraph 3 above:

(a)	we have obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purposes of our audit;

(b)	in our opinion, proper books of account as required by law have been kept by the Company so far as it appears from our examination of those books;

(c)	the Balance Sheet, the Profit and Loss Account and the Cash Flow Statement dealt with by this report are in agreement with the books of account;

(d)
in our opinion, the Balance Sheet, the Profit and Loss Account and the Cash Flow Statement dealt with by this report are in compliance with the Accounting Standards referred to in Section 211(3C) of the Companies Act, 1956;

(e)
in our opinion and to the best of our information and according to the explanations given to us, the said accounts, give the information required by the Companies Act, 1956, in the manner so required, give a true and fair view in conformity with accounting principles generally accepted in India:

(i)	in the case of the Balance Sheet, of the state of affairs of the Company as at March 31, 2008; and

(ii)	in the case of the Profit and Loss Account, of the profit of the Company for the year ended on that date; and

(iii)	in the case of the Cash Flow Statement, of the cash flows of the Company for the year ended on that date.

5.
On the basis of written representations received from the directors, as on 31st March, 2008 and taken on record by the Board of Directors, we report that none of the directors is disqualified as on 31st March, 2008 from being appointed as a director in terms of clause (g) of sub-section (1) of Section 274 of the Companies Act, 1956.

For Deloitte Haskins & Sells
Chartered Accountants

sd/-
P.R. Ramesh
Partner
(Membership No.70928)
MUMBAI,
August 27, 2008

ANNEXURE TO THE AUDITORS’ REPORT
(Referred to in paragraph 3 of our report of even date)

(i)	The nature of the Company’s business/ activities during the year is such that clauses (ii), (viii), (xiii) and (xiv) of paragraph 4 of CARO are not applicable to the Company.

(ii)	In respect of its fixed assets:

(a)	The Company has maintained proper records showing full particulars, including quantitative details and situation of fixed assets.

(b)
Some of the fixed assets have been physically verified by the Management in accordance with a programme of verification which in our opinion provides for physical verification of all the fixed assets at reasonable intervals having regard to the size of the Company and the nature of its assets. According to the information and explanations given to us no material discrepancies were noticed on such verification.

(c)
The fixed assets disposed off during the year, in our opinion, do not constitute a substantial part of the fixed assets of the Company and such disposal has, in our opinion, not affected the going concern status of the company.

(iii)
According to the information and explanation given to us, the Company has not granted or taken any loans, secured or unsecured, to or from companies, firms or other parties covered in the register maintained under section 301 of the Companies Act, 1956. Therefore, the provisions of paragraph 4 (iii) (a) to (g) of the Order are not applicable to the Company.

(iv)
In our opinion and according to the information and explanations given to us, there are adequate internal control systems commensurate with the size of the Company and the nature of its business for the purchase of fixed assets and sale of services. The nature of the Company’s business is such that it does not involve purchase of inventories and sale of goods. During the course of the audit we have not observed any continuing failure to correct major weaknesses in such internal control system.

(v)
In respect of contracts or arrangements to be entered in the register maintained in pursuance of Section 301 of the Companies Act, 1956, to the best of our knowledge and belief and according to the information and explanations given to us, there were no contracts or arrangements referred to Section 301 that were needed to be entered into the register required to be maintained under the said section.

(vi)
According to the information and explanations given to us, the Company has not accepted deposits in terms of provisions of Sections 58A and 58AA or other relevant provisions of the Companies Act, 1956.

(vii)
In our opinion, the internal audit functions carried out during the year by a firm of Chartered Accountants appointed by the management have been commensurate with the size of the Company and the nature of its business.

(viii)	According to the information and explanations given to us in respect of statutory and other dues:

(a)
The Company has been generally regular in depositing undisputed statutory dues, including Provident Fund, Investor Education and Protection Fund, Employees State Insurance, Income Tax, Sales Tax, Wealth Tax, Service Tax, Custom Duty, Excise Duty and other material statutory dues with the appropriate authorities during the year. There were no undisputed amounts payable on account of the above dues, outstanding as at March 31, 2008 for a period of more than six months from the date they became payable.

(b)
According to the information and explanations given to us, there were no dues on account of Sales Tax, Income Tax, Wealth Tax, Custom Duty, Excise Duty, Service Tax and Cess which have not been deposited as at 31st March, 2008 on account of disputes.

(ix)
The Company’s accumulated losses as at March 31, 2008 is not in excess of fifty percent of its net worth. The Company has not incurred cash losses during the financial year covered by our audit and in the immediate preceding financial year.

(x)
According to the information and explanations given to us, there were no dues payable by the Company to financial institutions, banks and debenture holders during the year. Therefore, the provisions of paragraph 4 (xi) of the Order are not applicable to the Company.

(xi)
According to the information and explanations given to us, the Company has not granted loans and advances on the basis of security by way of pledge of shares, debentures and other securities. Therefore, the provisions of paragraph 4 (xii) of the Order are not applicable to the Company.

(xii)
According to the information and explanations given to us, during the year the Company has not given any guarantee for loans taken by others from banks and financial institutions. Therefore, the provisions of paragraph 4 (xv) of the Order are not applicable to the Company.

(xiii)	According to the information and explanations given to us, the Company has not availed any term loan. Therefore, the provisions of paragraph 4 (xvi) of the Order are not applicable to the Company.

(xiv)
According to the information and explanations given to us, and on an overall examination of the balance sheet of the Company, funds raised on short-term basis have prima facie not been used during the year for long term investment.

(xv)
According to the information and explanations given to us, the Company has not made any preferential allotment of shares during the year. Therefore, the provisions of paragraph 4 (xviii) of the Order are not applicable to the Company.

(xvi)
According to the information and explanations given to us, the Company has not issued any debentures during the year. Therefore, the provisions of paragraph 4 (xix) of the Order are not applicable to the Company.

(xvii)
According to the information and explanations given to us, during the year the Company has not raised any money through public issue. Therefore, the provisions of paragraph 4 (xx) of the Order are not applicable to the Company.

(xviii)	To the best of our knowledge and belief and according to the information and explanations given to us, no fraud on or by the Company was noticed or reported during the year.

For Deloitte Haskins & Sells
Chartered Accountants

sd/-
P. R. Ramesh
Partner
(Membership No. 70928)
MUMBAI,
August 27, 2008

REDIFF.COM INDIA LIMITED

Balance Sheet as at March 31, 2008

		Schedule	As at	As at
		#	31.03.2008	31.03.2007
			Rupees	Rupees
SOURCES OF FUNDS

Shareholders' funds :

Share Capital		1	73,079,000	73,019,000
Reserves and surplus		2	3,805,350,437	5,526,684,853

TOTAL			3,878,429,437	5,599,703,853

APPLICATION OF FUNDS

Fixed assets :		3

Gross Block			1,159,665,635	826,370,837
Less : Depreciation/ Amortisation			(706,443,597)	(487,522,537)
Net Block			453,222,038	338,848,300

Capital work-in-progress			109,753,979	84,157,236
			562,976,017	423,005,536

Investments		4	849,999,371	849,999,371

Current assets, loans and advances :

Sundry debtors		5	415,697,408	401,573,412
Cash and bank balances		6	2,245,994,459	2,263,748,897
Loans and advances		7	269,406,162	203,203,331
			2,931,098,029	2,868,525,640

Less :
Current liabilities and provisions :

Current liabilities		8	431,916,875	389,184,298
Provisions		9	33,727,105	29,696,512
			465,643,980	418,880,810

Net current assets			2,465,454,049	2,449,644,830

Profit and loss account			-	1,877,054,116

TOTAL			3,878,429,437	5,599,703,853

Significant Accounting Policies and Notes to the Accounts		14	-	-

As per our attached report of even date.

For Deloitte Haskins & Sells	For and on behalf of the board
Chartered Accountants

sd/-	sd/-		sd/-	sd/-
P.R. Ramesh	A. Balakrishnan		Sunil Phatarphekar	Jyoti Dialani
Partner	Chairman & Managing Director		Director	Company Secretary

Mumbai, India	Mumbai, India
Dated: August 27, 2008	Dated: August 27, 2008

REDIFF.COM INDIA LIMITED

Profit & Loss Account for the year ended March 31, 2008

		Schedule	2007-08	2006-07
		#	Rupees	Rupees

INCOME

Operating revenues		10	951,177,363	941,442,096

Other income		11	298,936,338	175,928,915

Total			1,250,113,701	1,117,371,011

EXPENDITURE

Personnel cost		12	270,549,171	245,571,469

Administrative, Selling and Other expenses		13	605,671,863	472,716,515

Depreciation and Amortisation			236,449,085	142,106,391

			1,112,670,119	860,394,375

Profit before taxes			137,443,582	256,976,636

Provision for
- current tax			15,620,000	1,500,000
- fringe benefit tax			2,973,616	2,556,571
- wealth tax			81,000	104,070

Profit after tax			118,768,966	252,815,995

Deficit brought forward from previous year			(1,877,054,116)	(2,129,870,111)
Brought forward losses adjusted against share premium account			2,129,870,111	-
(Refer note B 11 in Schedule 14)
Balance carried to balance sheet			371,584,961	(1,877,054,116)

Basic Earnings Per Share (Rs.)			8.13	17.38
Diluted Earnings Per Share (Rs.)			8.04	16.93

Significant Accounting Policies and Notes to the Financial Statements		14

As per our attached report of even date.

For Deloitte Haskins & Sells	For and on behalf of the board
Chartered Accountants

sd/-	sd/-		sd/-	sd/-
P.R. Ramesh	A. Balakrishnan		Sunil Phatarphekar	Jyoti Dialani
Partner	Chairman & Managing Director		Director	Company Secretary

Mumbai, India	Mumbai, India
Dated: August 27, 2008	Dated: August 27, 2008

REDIFF.COM INDIA LIMITED

Cash Flow Statement for the year ended March 31, 2008

		2007-08	2006-07
		Rupees	Rupees
Cash flows from operating activities
Net Profit after taxes		118,768,966	252,815,995
Adjustments for:
Provision for current and fringe benefit taxes		18,593,616	4,056,571
Wealth tax		81,000	104,070
Depreciation and amortization		236,449,085	142,106,391
Employee stock option expenses		35,697,694	27,543,441
Interest income		(219,349,027)	(168,502,709)
Provision for doubtful debts		22,091,623	36,225,114
Profit on sale of Investment		(78,457,960)	(5,149,784)
Miscellaneous item written back		-	(78,150)
(Profit) / Loss on sale of property, plant and equipment		(13,301)	775,305
Operating Profit before working capital changes		133,861,696	289,896,244

Changes in working capital:
Sundry debtors		(36,215,619)	(234,384,020)
Loans and advances		(10,667,554)	(27,151,435)
Trade payable and other liabilities		45,811,566	90,605,997
Cash generated from operating activities		132,790,089	118,966,786

Taxes Paid (including Fringe Benefit Taxes)		(75,381,050)	(46,783,860)
Net cash generated from operating activities		57,409,039	72,182,926

Cash flows from investing activities
Payments to acquire fixed assets		(376,757,604)	(330,378,618)
Proceeds from sale of property, plant and equipment		351,339	2,070,820
Proceeds from sale of investments		78,457,960	5,149,784
Fixed deposit with Banks		92,729,615	63,199,141
Payments for purchase of investment		-	(25,700,000)
Interest Income Received		221,471,788	177,711,423
Net cash generated / used in investing activities		16,253,098	(107,947,450)

Cash flows from financing activities
Net proceeds from issue of equity shares		1,313,040	25,909,354
Net cash provided by financing activities		1,313,040	25,909,354
Net increase / (decrease) in cash and cash equivalents		74,975,177	(9,855,170)
Cash and cash equivalents at the beginning of the year		40,131,366	49,986,537
Cash and cash equivalents at the end of the year		115,106,543	40,131,367

Note : Cash & Cash Equivalents include

		2007-08	2006-07
		Rupees	Rupees
Cash on hand		59,809	56,870
Bank balances in current accounts		115,046,734	40,074,496
Total cash and cash equivalents as restated		115,106,543	40,131,366

Significant Accounting Policies and Notes to Accounts - Refer Schedule 14
As per our attached report of even date.

For Deloitte Haskins & Sells	For and on behalf of the board
Chartered Accountants

sd/-	sd/-	sd/-	sd/-
P.R.Ramesh	A. Balakrishnan	Sunil Phatarphekar	Jyoti Dialani
Partner	Chairman & Managing Director	Director	Company Secretary

Mumbai, India	Mumbai, India
Dated: August 27, 2008	Dated: August 27, 2008

REDIFF.COM INDIA LIMITED
SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2008

SCHEDULE 1 : SHARE CAPITAL

	As at	As at
	31.03.2008	31.03.2007
	Rupees	Rupees

Authorized :
24,000,000 (Previous year 24,000,000) Equity shares of Rs.5 each	120,000,000	120,000,000

Issued and subscribed :
14,615,800 (Previous year 14,603,800) Equity shares of Rs.5 each fully paid up	73,079,000	73,019,000
(Refer notes below)

TOTAL	73,079,000	73,019,000

Note 1: Included in issued and subscribed capital are 4,465,600 (previous year 4,453,600) equity shares represented by
8,931,200 (Previous year 8,907,200) ADRs.

Note 2: During the year, 12,000 equity shares (previous year 64,200) of Rs. 5 each (representing 24,000 ADRs, previous year 128,400 ADRs ) were issued pursuant to the exercise of stock options under the ADR linked Employee Stock Option Plans.

SCHEDULE 2: RESERVES & SURPLUS

	As at	As at
	31.03.2008	31.03.2007
	Rupees	Rupees

Securities Premium Account:
As per last balance sheet	5,499,141,412	5,473,553,058
Add: Premium on exercise of stock options	1,253,040	25,588,354
Less: Brought forward losses adjusted	(2,129,870,111)	-
(Refer note B 11 in Schedule 14)
	3,370,524,341	5,499,141,412

Stock options outstanding Account:
As per last balance sheet	27,543,441	-
Add: addition during the year	35,697,694	27,543,441
	63,241,135	27,543,441

Profit and Loss Account:	371,584,961	-

TOTAL	3,805,350,437	5,526,684,853

REDIFF.COM INDIA LIMITED
SCHEDULE FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2008

SCHEDULE 3: FIXED ASSETS

PARTICULARS	GROSS BLOCK				DEPRECIATION/ AMORTISATION				NET BLOCK
	COST AS	ADDITIONS	DELETION	COST AS	AS AT	FOR		AS AT	AS AT	AS AT
	AT			AT		THE PERIOD	DELETIONS
	01.04.2007			31.03.2008	01.04.2007			31.03.2008	31.03.2008	31.03.2007
	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.	Rs.

TANGIBLE ASSETS
FURNITURE AND FITTINGS	17,820,063	223,501		18,043,564	11,774,232	1,801,726	-	13,575,958	4,467,606	6,045,831

COMPUTERS	712,638,878	312,967,832	17,618,065	1,007,988,645	421,901,663	208,169,549	17,385,584	612,685,628	395,303,017	290,737,215

OFFICE EQUIPMENTS	13,155,225	1,763,356	247,998	14,670,583	7,448,687	1,601,102	142,442	8,907,347	5,763,236	5,706,538

VEHICLES	13,318,420	2,625,311	-	15,943,731	3,070,810	1,812,522	-	4,883,332	11,060,399	10,247,610

LEASE HOLD IMPROVEMENTS	12,704,313	223,994	-	12,928,307	9,473,778	933,247	-	10,407,025	2,521,282	3,230,535

INTANGIBLE ASSETS:

SOFTWARE CAPITALISATION	56,733,938	33,356,867	-	90,090,805	33,853,368	22,130,939	-	55,984,307	34,106,498	22,880,570

TOTAL	826,370,837	351,160,861	17,866,063	1,159,665,635	487,522,538	236,449,085	17,528,026	706,443,597	453,222,038	338,848,300

PREVIOUS YEAR	578,212,971	258,300,419	10,142,553	826,370,837	352,712,574	142,106,391	7,296,428	487,522,537	338,848,300	-

REDIFF.COM INDIA LIMITED
SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2008

SCHEDULE 4 : Investments ( at cost less provision for diminuition in value )

	As at	As at
	31.03.2008	31.03.2007
	Rupees	Rupees

Long Term Investments
(Unquoted, Fully paid up)

In wholly owned subsidiary companies

Rediff Holdings Inc., U.S.A.	1,134,483,000	1,134,483,000
11,066,667 Equity shares
of USD 0.0001 per share
Less : Provision for dimunition in value	(310,183,629)	(310,183,629)
(Refer note B 10 in Schedule 14)	824,299,371	824,299,371

Value Communications Corporation, U.S.A .	340,609,949	340,609,949
12,000,000 Equity shares of no par value
Less : Provision for dimunition in value	(340,609,949)	(340,609,949)
	-	-
Trade Investment

Tachyon Technologies Limited
8,739 (Previous year 8739) Equity shares of Rs. 10 each
	25,700,000	25,700,000
Apna Loan.com India Private Limited
500 (Previous year 500) equity shares of Re.1 each	7,427	7,427

Traveljini.com Limited
88,350 (Previous year 88,350) equity shares of Rs. 10 each	60,300,253	60,300,253

Bill Junction Payments Limited
Nil (Previous year 587,500) equity shares of Rs. 10 each	-	50,252,136
	86,007,680	136,259,816

Less : Provision for dimunition in value	(60,307,680)	(110,559,816)

TOTAL	849,999,371	849,999,371

SCHEDULE 5 : SUNDRY DEBTORS

	As at	As at
	31.03.2008	31.03.2007
	Rupees	Rupees
Sundry debtors (unsecured) :

Outstanding over six months	144,958,147	136,640,864
Others	404,062,372	376,164,036
	549,020,519	512,804,900
Less : Provision for doubtful debts	(133,323,111)	(111,231,488)
TOTAL	415,697,408	401,573,412

Note :

Considered good	415,697,408	401,573,412
Considered doubtful	133,323,111	111,231,488
	549,020,519	512,804,900

REDIFF.COM INDIA LIMITED
SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2008

SCHEDULE 6 : CASH AND BANK BALANCES

	As at	As at
	31.03.2008	31.03.2007
	Rupees	Rupees

Cash on hand	59,809	56,870

Bank balances :

With Scheduled Banks :

In current accounts	114,637,424	39,628,116

In deposit accounts	2,130,887,916	2,223,617,531
	2,245,525,340	2,263,245,647
With others :

Wells Fargo, Arizona, U.S.A.
(Formerly Norwest Bank)
In current account	409,310	446,380
(maximum amount outstanding at any time during the
year Rs. 446,380 Previous year Rs. 471,879)

TOTAL	2,245,994,459	2,263,748,897

REDIFF.COM INDIA LIMITED
SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2008

SCHEDULE 7 : LOANS AND ADVANCES
(UNSECURED AND CONSIDERED GOOD)

	As at	As at
	31.03.2008	31.03.2007
	Rupees	Rupees

Due from subsidiary companies	19,325,522	53,517,807

Advances recoverable in cash or in kind or for value to be received
- deposits for premises	29,456,463	31,445,963
- others	88,173,441	41,324,102

Interest acccrued on fixed deposits	10,427,991	12,550,752

Tax deducted at source (net of provision)	122,022,745	64,364,707
TOTAL	269,406,162	203,203,331

Due from subsidiary companies comprise of the following :
(a) Rs. 17,851,641 (Previous year Rs. 49,894,025) due from India Abroad Publications, Inc.

(b) Rs.1,473,881 (Previous year Rs. 1,658,132) due from Value Communications Corporation.

(c) Rs. Nil (Previous year Rs.81,811 ) due from Rediff Holdings, Inc.

(d) Rs. Nil (Previous year Rs.1,883,839 ) due from Rediff.Com, Inc.

REDIFF.COM INDIA LIMITED
SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2008

SCHEDULE 8 : CURRENT LIABILITIES

	As at	As at
	31.03.2008	31.03.2007
	Rupees	Rupees

Sundry Creditors
- Other than small scale industrial undertakings.	235,582,393	218,332,410

Other liabilities	42,752,525	42,587,816

Deferred Income	68,659,502	44,372,513

Due to subsidiary companies	84,922,455	83,891,559

TOTAL	431,916,875	389,184,298

SCHEDULE 9 : PROVISIONS

	As at	As at
	31.03.2008	31.03.2007
	Rupees	Rupees

Gratuity	12,660,778	10,489,838

Leave encashment	19,532,277	18,624,228

Income tax (net of advance tax)	1,453,050	453,050

Wealth tax (net of advance tax)	81,000	129,396

TOTAL	33,727,105	29,696,512

REDIFF.COM INDIA LIMITED

SCHEDULES FORMING PART OF PROFIT LOSS ACCOUNT FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 10 : OPERATING REVENUE

	2007-08	2006-07
	Rupees	Rupees

Online Advertising	699,727,107	733,611,709

Fee based services	251,450,256	207,830,387

TOTAL	951,177,363	941,442,096

SCHEDULE 11 : OTHER INCOME

	2007-08	2006-07
	Rupees	Rupees

Interest on fixed deposits with banks	219,349,027	168,502,709
(Tax deducted at source Rs. 46,685,404
Previous year Rs. 26,806,279)

Profit on sale of long term investments	78,457,960	5,149,784

Profit on sale of fixed assets (net)	13,301	-

Miscellaneous income	1,116,050	192,005

Foreign exchange gain (net)	-	2,084,417

TOTAL	298,936,338	175,928,915

SCHEDULE 12 : PERSONNEL COST

	2007-08	2006-07
	Rupees	Rupees

Salaries and allowances	212,974,333	195,657,591

Employee Stock-based compensation cost	35,697,694	27,543,441

Retainers expenses	4,219,999	3,921,505

Contribution to provident and other funds	9,747,949	7,546,611

Gratuity	2,874,962	6,863,797

Staff welfare	5,034,234	4,038,524

TOTAL	270,549,171	245,571,469

REDIFF.COM INDIA LIMITED

SCHEDULES FORMING PART OF PROFIT LOSS ACCOUNT FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 13: ADMINISTRATIVE SELLING AND OTHER EXPENSES

	2007-08	2006-07
	Rupees	Rupees

Content costs	11,338,541	9,206,520

Merchandizing - direct costs	19,214,636	14,052,426

Subscription and SMS based costs	25,959,426	26,843,110

Bandwidth expenses	112,290,963	73,086,074

Software & product development expenses	85,042,148	57,014,177

Advertising, business promotion and market research expenses	111,183,079	110,801,039

Rent	34,809,910	24,305,429

Rates and Taxes	19,910,527	13,251,268

Electricity	6,510,237	4,437,628

Insurance	2,879,574	2,421,635

Travelling and conveyance expenses	26,355,288	18,279,429

Telecommunication charges	7,249,926	6,376,193

Repairs and maintenance - fixed assets and others	19,618,364	13,172,971

Legal & professional charges	32,194,685	20,707,361

Domain registration charges	13,226,284	10,060,764

Provision for doubtful debts	22,091,623	36,225,114

Loss on sale of fixed assets (net)	-	775,305

Foreign exchange loss (net)	24,369,982	-

Bank commission	4,787,715	4,750,179

Miscellaneous expenses	26,638,955	26,949,893

TOTAL	605,671,863	472,716,515

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

A.	SIGNIFICANT ACCOUNTING POLICIES

1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention in accordance with accounting principles generally accepted in India ("Indian GAAP") and as per the applicable accounting standards issued by the Institute of Chartered Accountants of India.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  Differences between actual results and estimates are recognized in the periods in which the results materialize or are known.

3.	Revenue recognition

Revenues comprise of revenues from online advertising and fee based services.  Online advertising includes advertisement, sponsorships, designing and managing customers’ websites. Fee based services include e-commerce, subscription services and wireless short messaging services. E-commerce revenues primarily comprise of commission earned on sale of items to customers who shop online while subscription services comprise of subscriptions received for using e-mail, matchmaker and other subscriber services.  Wireless short messaging services include revenues derived from mobile operators based on value added text messages received and sent by mobile subscribers over their mobile phones.

Online advertising

Advertisement and sponsorship income is derived from customers who advertise on the Company's website or to whom direct links from the Company's website to their own websites are provided, and, income earned from designing and managing customers' websites.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

Revenue from advertisement and sponsorships is recognized ratably over the contractual period of the advertisement, commencing when the advertisement is placed on the website. Revenues are also derived from sponsor buttons placed in specific areas of the Company's website, which generally provide users with direct links to sponsor websites. These revenues are recognized ratably over the period in which the advertisement is displayed, provided that no significant Company obligations remain and collection of the resulting receivable is probable. Company obligations may include guarantees of a minimum number of impressions or clicks or leads or times, that an advertisement appears in pages viewed by users of the Company's website. To the extent that minimum guaranteed impressions are not met, the Company defers recognition of the corresponding revenues until the guaranteed impression levels are achieved.

Fee based services

Online shopping revenue primarily consists of commission from the sale of books, music, apparel, confectionery, gifts and other items to retail customers who shop at the Company's online store.

Customers directly place orders with vendors through the Company's website. When an order is placed, the Company informs the vendor through an intranet and also confirms whether payment has already been collected by the Company through credit card/ debit card or cheques, or whether the payment is to be made by the customer on C.O.D basis. The vendor then dispatches the products to the customers. The vendor sends a monthly summary of the transactions executed during the month for which the Company has collected payments on its behalf. The Company makes payment to the vendor after deduction of its share of margin and costs. The Company recognizes as revenues the commission earned on these transactions and shipping costs recovered from customers.

Revenues from E-commerce services also include fees charged to vendors for creating, designing and hosting the vendors' product information on the Company's website. Such fees are amortized over the hosting contract period.

Subscription service revenues primarily include income from various paid email, web hosting and other service products that cater to a cross section of the Company’s registered user base. The revenue for subscription based service products is recognized ratably over the period of subscription.

Subscription revenues are also derived from providing value added short messaging services such as e-mail and other related products to mobile phone users. The Company contracts with third party mobile operators for sharing revenues from these services. SMS based revenues are recognized when the service is performed.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

4.	Fixed assets, intangibles, depreciation and amortization

Tangible Assets

Tangible assets are stated at cost less depreciation.  The Company depreciates tangible assets using the straight-line method, over the estimated useful lives of assets.  The estimated useful lives of assets are as follows:

Furniture and Fixtures	10 years
Computer Equipment	3 to 5 years
Office equipment	10 years
Vehicles	8 years
Leasehold improvements	6 years

The effective rates of depreciation based on the estimated useful life of the tangible assets is higher than the rates as prescribed under Schedule XIV of the Companies Act, 1956.
Individual assets costing less than Rs.5,000 are depreciated in full in the year of acquisition.

Intangible Assets

Intangible Assets are stated at cost less amortization. Software includes costs incurred in the operations stage that provides additional functions or features to the Company's website. These are amortized over their estimated useful life of two to three years.  Maintenance expenses or costs that do not result in new features or functions are expensed as product development costs, when incurred.

5.	Investments

Investments classified as long-term investments are stated at cost. Provision is made to recognize a decline, other than temporary, in the value of such investments. Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition.

6.	Employee benefits

(i) Short Term

Short term employee benefits are recognized as an expense at the undiscounted amount expected to be paid over the period of services rendered by the employees to the Company.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

(ii) Long Term

The Company has both defined-contribution and defined-benefit plans. The plans are financed by the Company and in the case of some defined contribution plans by the Company along with its employees.

(iii) Defined-contribution plans

These are plans in which the Company pays pre-defined amounts to separate funds and does not have any legal or informal obligation to pay additional sums. These comprise of contributions to the employees’ provident fund and family pension fund. The Company’s payments to the defined-contribution plans are reported as expenses during the period in which the employees perform the services that the payment covers.

(iv) Defined-benefit plans

Expenses for defined-benefit gratuity and supplemental payment plans are calculated as at the balance sheet date by independent actuaries in a manner that distributes expenses over the employee’s working life. These commitments are valued at the present value of the expected future payments, with consideration for calculated future salary increases, using a discount rate corresponding to the interest rate estimated by the actuary having regard to the interest rate on government bonds with a remaining term that is almost equivalent to the average balance working period of employees.

(v) Other Employee Benefits

Compensated absences which accrue to employees and which can be carried to future periods but are expected to be encashed or availed in twelve months immediately following the year end are reported as expenses during the year in which the employees perform the services that the benefit covers and the liabilities are reported at the undiscounted amount of the benefits after deducting amounts already paid. Where there are restrictions on availment of encashment of such accrued benefit or where the availment or encashment is otherwise not expected to wholly occur in the next twelve months, the liability on account of the benefit is actuarially determined using the projected unit credit method

7.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Monetary items denominated in a foreign currency are translated using the exchange rates prevailing at the date of Balance Sheet. Exchange Gains / losses on account of exchange difference either on settlement or translation are recognized in Profit and Loss account

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

except in case where it relates to the acquisition of a fixed asset from a country outside India in which case it is adjusted to the carrying cost of such asset.

Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.

8.	Stock based compensation

The Company accounts for compensation expense  under the  Employee Stock Option schemes using the intrinsic value method as per the Guidance Note “Accounting for Employee Share-based Payments” issued by the Institute of Chartered Accountants of India.

9.	Earnings per share

The Company reports basic and diluted earnings per share in accordance with Accounting Standard 20 on Earnings Per Share. Basic earnings per share is computed by dividing the net profit/loss for the year by the weighted average number of equity shares outstanding during the year. Diluted earnings per share is computed by dividing the net profit/loss for the year by the weighted average number of equity shares outstanding during the year as adjusted for the effects of all potential equity shares on account of stock options outstanding. For the purpose of Earnings Per Share calculations, ADRs are converted to equity shares (Refer Schedule 1)

10.	Taxes

Income taxes are accounted for in accordance with Accounting Standard - 22, Accounting for Taxes on Income.  Income taxes comprise both current and deferred tax.

Current income tax and fringe benefit tax  are measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws. Deferred tax is accounted for by computing the tax effect of timing differences, which arise during the year and reverse in subsequent periods. Deferred tax assets on account of accumulated losses, unabsorbed depreciation and other items are recognized only to the extent that there is virtual certainty of realization of such assets in future.

11.	Cash Flow Statement

Cash-flow statements are prepared in accordance with “Indirect Method” as explained in the Accounting Standard on Cash Flow Statements (AS-3) issued by the Institute of Chartered Accountants of India.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

Cash and bank balances and current investments that have insignificant risk of change in value, which have durations up to three months, are included in the Company’s cash and cash equivalents in the Cash Flow Statement.

12.	Leases

Leasing of assets whereby the lessor essentially remains the owner of the asset is classified as operating leases. The payments made by the Company as lessee in accordance with operational leasing contracts or rental agreements are expensed proportionally during the lease or rental period respectively. Any compensation, according to agreement, that the lessee is obliged to pay to the lessor if the leasing contract is terminated prematurely is expensed during the period in which the contract is terminated.

13.	Provisions and Contingencies

A provision is recognised when the Company has a present legal or constructive obligation as a result of past event and it is probable that an outflow of resources will be required to settle the obligation, in respect of which reliable estimate can be made. Provisions (excluding retirement benefits) are not discounted to its present value and are determined based on best estimate required to settle the obligation at the balance sheet date. These are reviewed at each balance sheet date and adjusted to reflect the current best estimates. Contingent liabilities are not recognised but are disclosed in the notes to the financial statement. A contingent asset is neither recognised nor disclosed.

 B. NOTES TO ACCOUNTS

1.	Capital Commitments:

	As at March 31, 2008 Rs.	As at March 31, 2007 Rs.
Estimated amount of contracts remaining to be executed on capital account and not provided for	50,947,906	2,321,454

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

2.	Earnings in foreign currency (on accrual basis):

		2007-08 Rs.	2006-07 Rs.

(i)	E-commerce services	4,554,604	5,536,174
(ii)	Media and Mobile services	8,336,728	7,334,768
(iii)	Interest received on deposits with banks	12,721,356	35,760,438
		25,612,688	48,631,380

3.	Expenditure in foreign currency (on accrual basis):

		2007-08 Rs.	2006-07 Rs.

(i)	Professional Charges	8,944,412	16,639,763
(ii)	Product Development	4,563,199	24,314,021
(iii)	Dataline/ Internet Charges	28,442,947	17,904,565
(iv)	Listing Fees	837,186	3,724,883
(v)	Software Usage Charges	20,318,534	18,374,244
(vi)	Purchase of email domains	8,936,886	7,623,543
(vii)	Other matters	5,031,515	3,622,333
		77,074,679	92,203,352

4.	Payment to auditors (net of service tax):

		2007-08 Rs.	2006-07 Rs.
(i)	Statutory audit fees	600,000	600,000
(ii)	As adviser, or in any other capacity in respect of:
	(a) Tax audit fees	150,000	150,000
	(b) Taxation matters	800,000	600,000
	(c) In any other matter	6,200,000	2,422,948
	(US GAAP & SOX audit)
		7,150,000	3,772,948

(iii)	As expenses	-	30,870
		7,750,000	3,803,818

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

  5.       Employee Benefit Obligations

Defined – Benefit Plans

The Company offers its employees unfunded defined –benefit plan in the form of gratuity. This plan provides for a lump-sum payment to be made to vested employees at retirement, death or termination of employment. Commitments are actuarially determined at year-end. On adoption of the revised Accounting Standard, (AS)-15 on “Employee Benefits” notified under the Companies (Accounting Standards) Rules, 2006, actuarial valuation is done based on “Projected Unit Credit” method. Gains and losses of changed actuarial assumptions are charged to the profit and loss account.

Defined benefit commitments:

2007-08
Benefit obligation at the beginning of the year	10,489,838
Actuarial (gain) loss	(612,692)
Current Service cost	2,649,192
Interest cost	838,462
Benefits paid	(704,022)
Benefit obligation at the end of the year	12,660,778

Expenses on defined benefit plan:

2007-08
Service cost	2,649,192
Interest cost	838,462
Recognized net actuarial (gain) loss	(612,692)
Net gratuity cost	2,874,962

The actuarial calculations used to estimate defined benefit commitments and expenses are based on the following assumptions which if changed, would affect the defined benefit commitment’s size and pension expense:

2007-08
Rate for discounting liabilities	8.3%
Salary escalation rate	10% for first 4 years and 7% thereafter
Expected rate of return on assets	0.0%
Mortality rates	LIC 1994-96 ultimate table

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

Defined-Contribution Plans

The Company makes contribution towards provident fund and family pension fund to a defined contribution retirement benefit plan for qualifying employees. The provident fund and pension fund are administered by the Government of India. Under the schemes, the Company is required to contribute a specified percentage of salary to the retirement benefit schemes to fund the benefits.
A sum of Rs. 9,747,949 (Previous Year Rs.7, 546,611) has been charged to the revenue account in this respect.

Other employee benefits:
Leave encashment

In May 2007, the Accounting Standard Board of the Institute of Chartered Accountants of India, released its guidance on the implementation of the revised Accounting Standard on “Employee Benefits” (AS-15 (revised)). The guidance requires treatment of earned leave which can be carried forward to future periods as a “short term” benefit only if the employees are entitled to either encash or utilise the benefits during the period of twelve months following the end of the accounting period (when they became entitled to the leave) and are also expected to do so. In other cases the benefit is required to be treated as “long term”.

  6.       Employee Stock Option Scheme (ESOP)

(a) Employee Stock Option (1999 ESOP)  and  Associate Stock Option Plans (1999 ASOP)

On February 22, 1999, the Company approved the Employee Stock Option Plan 1999 (“1999 ESOP”) and the Associate Stock Option Plan 1999 (“1999 ASOP”) (collectively “Option Plans”) which cover present and future employees, retainers in full time service of the Company and certain associates of the Company.

The exercise price is determined by the Compensation committee, and is intended to be at least the fair value of the Company’s equity shares on the date of the grant.

Under the Option Plans, the Company reserved 280,000 equity shares for the 1999 ESOP and 198,000 equity shares for the 1999 ASOP, respectively.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

	1999 ESOP		1999 ASOP
Number of options granted, exercised and forfeited during the	2008	2007	2008	2007
Options outstanding, beginning of period	46,000	46,000	35,000	35,000
Granted	-	-	-	-
Less: Exercised	-	-	12,000	-
Forfeited	1,000	-	17,000	-
Options outstanding, end of period	45,000	46,000	6,000	35,000

On January 16, 2006, the Compensation Committee terminated the 1999 ESOP and ASOP plan, without prejudice to the interest of participants and ASOP who have already been granted options under it.

(b) 2002 Stock Option Plan (2002 ESOP)

In January 2002, the Board of directors approved the  2002 Stock Option Plan (“2002 ESOP”) which provide for the grant of incentive stock options and non-statutory stock options to the Company’s employees. All options under these plans are exercisable for the ADRs of the Company. Unless terminated sooner, these plans will terminate automatically in January 2012.  A total of 280,000 of the Company’s equity shares are currently reserved for issuance pursuant to 2002 ESOP.

	2002 ESOP
Number of options granted, exercised and forfeited during the	2008	2007
Options outstanding, beginning of period	62,625	87,750
Granted	-	-
Less: Exercised	-	(25,125)
Forfeited	-	-
Options outstanding, end of period	62,625	62,625

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

(c) 2004 Stock Option Plan (2004 ESOP)

In June 2004, the Board of directors approved the 2004 Stock Option Plan (“2004 ESOP”) for grant of stock options to our employees. A total of 358,000 equity shares are currently reserved for issuance under the plan.

	2004 ESOP
Number of options granted, exercised and forfeited during the	2008	2007
Options outstanding, beginning of period	185,865	190,565
Granted	-	46,250
Less: Exercised	-	(39,075)
Forfeited	16,812	(11,875)
Options outstanding, end of period	169,053	185,865

(d) 2006 Stock Option Plan (2006 ESOP)
:
The 2006 Stock Option Plan (“2006 ESOP”) was adopted and approved by the Compensation committee on June 20, 2006 in accordance with the approval granted by shareholders on March 31, 2006. A total of 485,000 equity shares were approved for issuance under the plan.

	2006 ESOP
Number of options granted, exercised and forfeited during the	2008	2007
Options outstanding, beginning of period	260,750	-
Granted	15,750	263,750
Less: Exercised	-	-
Forfeited	19,875	3,000
Options outstanding, end of period	256,625	260,750

(e) Method used for accounting for share based payment plan:

The   Company   has used the intrinsic value method to account for the compensation cost of stock option to employees of the company. Intrinsic value is the amount by which the quoted market price of the underlying share exceeds the exercise price of the option.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

(f) Fair Value Methodology:
The fair value of options used to compute pro forma net income and earnings per equity share have been estimated on the date of grant using Black-Scholes model.

	(Indian Rupees)
	2007-08	2006-07
Net Profit (as reported)	118,768,966	252,815,995

Add: Stock-based employee compensation	35,697,694	27,543,441

Less: Stock- based compensation expenses determined under fair value method (Proforma)	91,129,815	80,169,758

Net Profit (Proforma)	63,336,845	200,189,678

Earnings per Share – Rupees
Basic – as reported	8.13	17.38

– Proforma	4.34	13.76

Diluted – as reported	8.04	16.93

– Proforma	4.29	13.41

The key assumptions used in Black-Scholes model for calculating fair value are: risk-free interest rate ranging between 3.73% to 3.97%, expected life: 3 to 5  years, expected volatility of shares: 56.51% to 69.42% and expected growth life in dividend : 0%.  The range variables detailed herein represent the highs and the lows of the assumptions during the pendency of the grant dates.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

7.   Operating leases

The Company leases office space and residential apartments for employees under various operating leases. Operating lease expense that has been included in the determination of the net profit/loss is as follows:

Particulars	2007-08 Rs.	2006-07 Rs.

Office Premises	26,050,446	16,604,418
Residential flats for accommodation of employees	8,759,464	7,730,176
	34,809,910	24,334,594

These lease agreements are executed for a period ranging between 3 - 60 months with a renewable clause. These lease agreements also provide for termination at will by either party by giving a prior notice period between 1 – 3 months except in the case of agreement for office premises which can be terminated only by the Company.

The minimum annual rental commitments under operating leases that have initial or remaining terms in excess of one year are as follows:

Particulars	2007-08 Rs.	2006-07 Rs.

Not later than one year	17,357,291	26,630,090
Later than one year and not later than five years	7,858,591	15,991,000
Total payments	25,215,882	42,621,090

8.   Segment Reporting

The Company operates in a single business and geographical segment known as “India Online Business” and hence disclosure of segment information as per Accounting Standard 17 on Segment Reporting has not been presented.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
9.   Related Parties Disclosures

  I.      Names and relationships of related parties

a.     Subsidiary Companies:
    Rediff Holdings, Inc.
   Value Communications Corporation (“Valucom”)
   Rediff.com, Inc.
   India Abroad, Inc.

b.     Associate Companies:
    Rediffussion Holdings Private Limited
    RDY&R Private Limited (“RDY&R”)
    Everest Brand Solutions Private Limited
    OnMobile Asia Pacific Private Limited

c.      Key Management Personnel:
    Mr. Ajit Balakrishnan              Chairman and Managing Director

    Transactions with Related Parties during the year:

Name of the Related party	Transactions	2007-08 Rupees	2006-07 Rupees
Value CommunicationsCorporation	Loans and advances as at March 31, 2008 Payable as at March 31, 2008	1,473,881 6,423,834	1,658,132 8,000,148
India abroad Publications Inc	General Travel and other reimbursements incurred by Rediff.com India Limited on behalf of India Abroad Publications, Inc.	3,165,347	7,182,669

	Loans and advances as at March 31, 2008	17,851,641	49,894,025

	Payable as at March 31, 2008	46,728,101	37,995,636

	Bandwidth Charges paid by Rediff.com, Inc. on behalf of Rediff.com India Limited	Nil	11,430,442

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

Rediff.com Inc Rediff Holdings Inc	Loans and advances as at March 31, 2008 Payable as at March 31, 2008 Loans and advances as at March 31, 2008 Payable as at March 31, 2008	Nil 26,979,144 Nil 4,791,376	1,883,839 31,488,183 81,811 6,407,592
RDY&R OnMobile Asia Pacific	Advertising revenue through RDY&R Receivable as at March 31, 2008 Mobile revenue through OnMobile Receivable as at March 31, 2008	Nil 125,661 Nil Nil	520,667 125,661 897,920 97,920

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

10.  Investment in subsidiary

The Company had in earlier years provided for diminution in the value of long term investments in respect of its subsidiary companies on account of continuing losses from operations. Whilst, the subsidiary has since commenced reporting profits, the Company believes it is too early to merit a reversal of the provision for diminution at this stage and accordingly the investments are carried at the same value as at March 31, 2006.

11. Utilisation of securities premium account

Pursuant to sanction of the High Court of Adjudicature at Bombay dated September 7, 2007, for reduction of share capital under section 100 to 105 read with section 78 of the Companies Act, 1956, the Company has utilized the amount standing in the credit of securities premium account against the amount standing to the debit under the head “profit and loss account”on March 31, 2006 amounting to Rs. 2,129,870,111/-.

12. Deferred tax

The items that could have resulted in deferred tax assets mainly include the net operating loss and unabsorbed depreciation carry-forward, depreciation, retirement benefits and provisions for bad and doubtful debts.  Such deferred tax assets have not been recognized since there is no certainty that sufficient future taxable income will be available against which such deferred tax assets can be realized.

13. Earning Per Share (EPS)

		2007-08	2006-07

A.	Net Profit attributable to equity shareholders (Rs.)	118,768,966	252,815,995

B.	Weighted average number of equity shares outstanding during the year	14,606,660	14,543,360

C.	Potentially dilutive equity share equivalents (stock options)	166,164	380,907

D.	Weighted average number of equity shares and potentially dilutive equity share equivalents outstanding	14,772,824	14,924,267

E.	Nominal value of Equity Shares (Rs.)	5.00	5.00
	Basic Earning per Share (Rs.)	8.13	17.38
	Diluted Earning per Share (Rs.)	8.04	16.93

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
14.   Derivative transactions

The Company has not entered in to any derivative transaction during the year ended March 31, 2008.

Foreign exchange currency exposures not hedged by derivative instruments as at March 31, 2008:
		2007-08		2006-07
Sl. No.	Particulars	Amount (US dollars)	Amount (Rupees)	Amount (US dollars)	Amount (Rupees)
1	Amount receivable on account of sale of services	115,052	4,598,638	72,176	3,115,677
2	Creditors payable on account of foreign currency expenditure	371,281	14,840,119	232,243	10,437,146
3	Foreign currency bank balances	5,391,508	215,498,592	6,217,201	274,938,706
4.	Amount receivable from subsidiary companies	483,500	19,325,522	1,180,106	53,517,807
5.	Amount payable to subsidiary companies	2,124,655	84,922,455	1,849,869	83,891,559

15.   Managerial Remuneration

During the year, the Company has not paid any managerial remuneration to its Chairman and other Directors.

16.   Contingencies

The Income tax authorities in India have returned disallowances of certain expenses claimed by the Company for certain years and have also levied penalties on some of those disallowances. The amounts of the penalties are not quantifiable at present and the Company has lodged appropriate proceedings with the relevant income tax authorities. The Company expects to prevail in the appellate proceedings,

The Company is subject to legal proceedings and claims, which have arisen in the ordinary course of its business. The Company is unable to quantify the monetary value of claims that may arise in future from such cases.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2008

SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

17.
The Company has requested its suppliers to confirm the status as to whether they are covered under the Micro, Small and Medium Enterprises Development Act, 2006. The Company has not received any intimation from its suppliers under the said Act. In the absence of confirmation from all the suppliers disclosure, if any relating to amount unpaid as under as at year end together with interest paid / payable as required under the said Act have not been given.

18.	Comparatives

Comparative financial information (i.e., the amounts and disclosures for the preceding year) presented above, is included as an integral part of the current year’s financial statements, and is to be read in relation to the amounts and disclosures relating to the current year. Figures of the previous year are regrouped and reclassified wherever necessary to correspond to figures of the current year.

As per our attached report of even date.

For Deloitte Haskins & Sells	For and on behalf of the board
Chartered Accountants

sd/-	sd/-	sd/-	sd/-
P.R. Ramesh	Ajit Balakrishnan	Sunil Phatarphekar	Jyoti Dialani
Partner	Chairman &
	Managing Director	Director	Company Secretary

Mumbai, India	Mumbai, India
Dated: August 27, 2008	Dated: August 27, 2008

REDIFF.COM INDIA LIMITED

ADDITIONAL INFORMATION AS REQUIRED UNDER PART IV OF SCHEDULE VI.

Balance Sheet Abstract and Company’s General Business Profile

(I)	Registration Details

Registration No.	96077	State Code	11

Balance Sheet Date	31/03/2008
(dd/mm/yy)

(II)	Capital raised during the year (Amount in Rs. Thousands)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	1,313

(III)     Position of Mobilization and Deployment of Funds (Amount in Rs.  Thousands)

Total Liabilities	Total Assets
3,878,429	3,878,429

Sources of Funds

Paid - up Capital	Reserves & Surplus
73,079	3,805,350

Secured Loans	Unsecured Loans
Nil	Nil

Application of Funds

Net Fixed Assets	Investments
562,976	849,999

Net Current Assets	Misc. Expenditure
2,465,454	NIL

Accumulated Losses
NIL

REDIFF.COM INDIA LIMITED

ADDITIONAL INFORMATION AS REQUIRED UNDER PART IV OF SCHEDULE VI.

(IV)      Performance of Company (Amount in Rs. Thousands) for the year ended March 31, 2008.

Turnover	Total Expenditure
1,250,114	1,112,670

Profit / Loss Before Tax			Profit / Loss After Tax
+ -	137,444	+ -	118,769
☐		☐

Earnings (Loss) per share	Dividend @ %
Rs 8.13	Nil

(V)	Generic Names of Three Principal Products / Services of Company (as per monetary terms)

Item Code No. ( ITC )	N/A
Product Description	Online Advertising & Fee based services

For and on behalf of the board

sd/-	sd/-	sd/-
Ajit Balakrishnan	Sunil Phatarphekar	Jyoti Dialani
Chairman & Managing Director	Director	Company Secretary

Mumbai, India
Dated: August 27, 2008

Statement pursuant to Section 212 of the Companies Act 1956
relating to the Subsidiary Companies

A.	Name of the Subsidiary	Rediff Holdings Inc.	Value Communications Corporation

B.	Financial year of the subsidiary ended on	31-Mar-2008	31-Mar-2008

C.	The Company's interest in the subisidiary on
	the aforesaid date

	a) Number of shares held	11,066,667	12,000,000

	b) Face Value per share in US dollars	0.0001	No par value

	c) extent of Holding	100%	100%

D.	The net aggregate of Profits/(losses)
	of the subsidiary so far it concerns the
	members of the company

	a) Not dealt with in the accounts of the	(44,936,363)	(19,410)
	company amounted to

	1. For the Subsidiary's financial year
	ended as in "B" above

	Equivalent to INR*

	2. For the previous financial years
	of the Subsidiary since it became
	the Company's Subsidiary

	Equivalent to INR*

	b) Dealt with in the accounts of the
	company amounted to

	1. For the Subsidiary's financial year
	ended as in "B" above

	Equivalent to INR*

	2. For the previous financial years
	of the Subsidiary since it became
	the Company's Subsidiary

	Equivalent to INR*

*Exchange rate used : 1 USD = Rs.40.22

Disclaimer:
We have translated the foreign currency amounts in the financial data derived from our Subsidiaries financial statements at the closing rate as on 31st March, 2008. The transactions should not be considered as a representation that such foreign currency amounts have been, could have been or could be converted in to Rupees at any particular rate, the rate stated above, or at all

		For and on behalf of the Board

		sd/-	sd/-
Date: August 27, 2008		Ajit Balakrishnan	Sunil Phatarphekar
Place: Mumbai		Chairman & Managing Director	Director

		sd/-
		Jyoti Dialani
		Company Secretary

Rediff Holding Inc.

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan
Mr. Sridhar Iyengar
Mr. Sunil Phatarphekar

SECRETARY

Mr. Joy Basu

AUDITORS

PATKAR & PENDSE
INDIA

Directors’ Report

The Board of Directors presents Rediff Holding Inc. audited financial statements for the year ended 31st March 2008.

PRINCIPAL ACTIVITIES

Rediff Holding Inc. is a cost center talking care of all corporate related expenditure for the Rediff Group in the USA, and does not generate any revenue.

REVIEW OF BUSINESS

Gross Loss (before depreciation, amortisation, impairment write down and taxes) is US $ 609,043/-. After giving effect to other adjustments, the net loss of US $ 654,052/- was carried to Balance Sheet.

DIVIDENDS

Your Directors do not recommend any dividend.

For and on behalf of the Board of Directors

sd/-
Director

Date: August 27, 2008

REPORT OF THE AUDITORS

The Board of Directors,
Rediff Holdings Inc.

We  have  audited  the  attached  Balance Sheet of REDIFF HOLDINGS INC., a Company incorporated as a Delaware Corporation in February, 2001 in the United States, as at March 31, 2008 and also the  Profit & Loss Account  of the Company for the  year ended  on  that  date annexed thereto.  These financial statements are the responsibility of the Company’s Management.  Our responsibility is to express an opinion on these financial statements based on our audit and report that :

We conducted our audit in accordance with auditing standards generally accepted in India.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

Further, we report that :
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.

(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 9 to the Accounts.

(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2008;

and

ii.	in the case of Profit and Loss Account, of the profit of the Company for the year ended on that date;

                                            For Patkar & Pendse
                                           Chartered Accountants

sd/-
B.M. Pendse
                                            Partner.
M.No. 32625
Place :  Mumbai
Date   :  August 27, 2008

Rediff Holdings Inc

Balance Sheet as at March 31, 2008

		Schedule	As at	As at
		No.	31.03.2008	31.03.2007
			US $	US $
I. SOURCES OF FUNDS

Shareholders' funds :

Share Capital		1	1,107	1,107

Reserves & surplus
Securities premium			23,998,893	23,998,893

	TOTAL		24,000,000	24,000,000

II. APPLICATION OF FUNDS

Fixed assets :		2

Gross Block			35,029	35,029
Less : Depreciation			35,029	35,029
Net Block			-	-

Investments		3	10,705,004	10,705,004

Current assets, loans and advances :
Current assets :
Cash and bank balances		4	63,000	20,948
Loans and advances		5	2,164,253	2,864,288
			2,227,253	2,885,236
Less : Current liabilities and provisions :
Liabilities		6	133,124	137,055
Net current assets			2,094,129	2,748,181

Profit and loss account			11,200,867	10,546,815

	TOTAL		24,000,000	24,000,000

Accounting policies and notes to
balance sheet and profit and loss account		9

As per our attached report of even date
Patkar & Pendse			For and on behalf of the board
Chartered Accountants

sd/-			sd/-
B.M.Pendse			A.Balakrishnan
Partner			Director
M. No. 32625

Mumbai, India			Mumbai, India
Dated: August 27, 2008			Dated: August 27, 2008

Rediff Holdings Inc

Profit & Loss Account for the year ended March 31, 2008

	Schedule
	No.
		31.03.2008	31.03.2007

		US $	US $

INCOME

Operating revenues		-	-

		-	-

EXPENDITURE

Personnel expenses	7	180,570	420,390

Operating and other expenses	8	428,473	521,232

		609,043	941,622

Loss for the year before tax		609,043	941,622
Provision for tax / Taxes paid		45,009	49,257
Loss after tax		654,052	990,879

Deficit brought forward from previous year		10,546,815	9,555,936

Balance carried to balance sheet		11,200,867	10,546,815

Basic and Diluted Earnings Per Share (US$)		(0.06)	(0.09)

Accounting policies and notes to
balance sheet and profit and loss account	9

As per our attached report of even date
Patkar & Pendse		For and on behalf of the board
Chartered Accountants

sd/-		sd/-
B.M.Pendse		A.Balakrishnan
Partner		Director
M.No. 32625

Mumbai, India		Mumbai, India
Dated: August 27, 2008		Dated: August 27, 2008

Rediff Holdings Inc.

Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2008

		As at	As at
		31.03.2008	31.03.2007

		US $	US $

SCHEDULE 1 : CAPITAL

Authorized :
11,333,000 equity shares @ $ 0.0001		1,134	1,134

Issued and subscribed :
11,066,667 (P.Y. 11,066,667) equity shares		1,107	1,107
@ $ 0.0001 par value

	TOTAL	1,107	1,107

Rediff Holdings Inc.

Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2008

SCHEDULE 2 : FIXED ASSETS

	Software	Computer Equipment	Total	As at March 31, 2007

Cost as at April 1, 2007	27,907	7,122	35,029	35,029

Additions	-	-	-

Deductions	-	-	-	-

Total as at March 31, 2008	27,907	7,122	35,029	35,029

Depreciation upto March 31, 2008	27,907	7,122	35,029	35,029

Net value as at March 31, 2008	-	-	-	-

Net value as at March 31, 2007	-	-	-	-

Depreciation for the year	-	-	-	-

Rediff Holdings Inc.

Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2008

	As at	As at
	31.03.2008	31.03.2007

	US $	US $

SCHEDULE 3 : Investments (unquoted at cost)

Long Term Investments

In wholly owned subsidiary companies
(fully paid-up)

India Abroad Inc	14,751,366	14,751,366
3,198,080 (Previous year3,198,080) equity shares
of US$ 0.01per share

Less : Provision for dimunition in value	4,917,208	4,917,208
	9,834,158	9,834,158

Rediff.com Inc.	870,846	870,846
5,000 (Previous year 5,000) equity shares
of US$ 0.001per share

TOTAL	10,705,004	10,705,004

SCHEDULE 4 : CASH AND BANK BALANCES

Bank balances :

In current accounts

Wells Fargo, U.S.A. (Formerly Norwest Bank)	9,578	9,578

Citibank, New York, U.S.A	53,422	11,370

TOTAL	63,000	20,948

SCHEDULE 5 : LOANS AND ADVANCES
(Unsecured considered good)

Dues from subsidiary companies (Net)	1,617,443	2,581,420

Advances recoverable in cash
or in kind or for value to be received	535,234	260,533

Deposit with TD Waterhouse (Broker)	1,049	1,048

Tax Deducted at Source and Advance Tax	10,527	21,287

TOTAL	2,164,253	2,864,288

Rediff Holdings Inc.

Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2008

		As at	As at
		31.03.2008	31.03.2007

		US $	US $

SCHEDULE 6 : LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.		133,124	137,055

	TOTAL	133,124	137,055

Rediff Holdings Inc.

Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2008

	31.03.2008	31.03.2007
	US $	US $

SCHEDULE 7 : PERSONNEL EXPENSES

Salaries and allowances	162,200	366,900

Medical Insurance	9,148	22,593

Payroll Taxes	9,222	30,897

TOTAL	180,570	420,390

SCHEDULE 8 : OPERATING AND OTHER EXPENSES

Travelling expenses	3,557	50,685
Legal fees	-	2,432
Professional charges	55,309	63,081
Telephone expenses	(180)	1,610
Insurance charges	313,238	360,930
Office expenses	4,109	4,923
Payroll Processing Charges	2,881	2,369
Seminar Expenses	10,705	-
Directors Fee	38,750	35,000
Bank Charges	104	202

TOTAL	428,473	521,232

REDIFF HOLDINGS, INC
SCHEDULE 9: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

A.	ACCOUNTING POLICIES

1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India ("Indian GAAP"), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.	Revenue recognition

Rediff Holdings Inc is a cost center taking care of all corporate related expenditure for the Rediff Group in US, and does not generate any revenue.

4.	Fixed assets and depreciation

Fixed assets are stated at historical cost.  The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets.  The estimated useful lives of assets are as follows:

Computer equipment and software	3 years
Office equipment	5 years

5.	Investments

Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition. Additional consideration for the acquisition of equity shares payable in subsequent years on the resolution of certain contingencies is debited to the cost of the investments in the year in which the contingent payments crystallize.

REDIFF HOLDINGS, INC
6.	Employee retirement benefits

The company has employee retirement benefit plan in which employer merely facilitates the plan administration. Employer does not contribute to the plan.

Leave Encashment

The company’s policies do not allow leave encashment and the employees are encouraged to avail the eligible leave. Unavailed leave lapses at the end of the period and hence no provision has been made in the books.

7.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.

8.	Leases

Operating Lease rentals are expensed with reference to lease terms and conditions.

9.	Contingent Liabilities

These are disclosed by way of notes on the balance sheet.  Provision is made in the accounts in respect of those liabilities, which are likely to materialize after the year-end, till the finalization of accounts and having a material effect on the position stated in the balance sheet.

REDIFF HOLDINGS, INC

10.	Deferred Income Taxes

As of March 31, 2008, the components of the Company’s net deferred tax assets are as follows:

As of March 31,2008, the Company has net operating loss carry forwards of approx  $ 5400000 for federal income tax purposes, which expire in the years 2020 to 2027.  Realization of the future tax benefits related to the deferred tax income tax asset is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carry forward period. Management has considered these factors and believes that no asset to be created in the books of accounts.

B.	NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

1.	Organization and Business
Rediff Holdings Inc (“the Company") was incorporated as a  Delaware Corporation in February 2001 by Rediff.Com India Limited to act as the holding company for some of the Parent’s investments in United States.

2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.

3.	Litigation

There are no pending litigations against the company.

4.	Other contingencies

In connection with the Company’s acquisition of India Abroad in April 2001, the Company has been advised by a hold-out shareholder that he believes his shares in India Abroad are worth approximately US$1.2 million. The Company disputes this assertion and has offered the claimant approximately US$50,000 for his shares. The Company does not know if this offer will be acceptable to the shareholder or if the shareholder will file a legal action against the Company if the matter is not resolved.

REDIFF HOLDINGS, INC

5.	Balance Sheet Abstract and Company’s General Business Profile

(I)	Registration Details

Registration No.-TAX ID No	N.A.	State Code	N.A.

Balance Sheet Date	31/03/2008
(dd/mm/yy)

(II)	Capital raised during the year (Amount in Rs. Thousands)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil

(III)	Position of Mobilisation and Deployment of Funds (Amount in US$)

Total Liabilities $	Total Assets $
24,000,000	24,000,000

Sources of Funds

Paid - up Capital $	Reserves & Surplus
1,107	23,998,893

Secured Loans	Unsecured Loans
Nil	Nil

Application of Funds

Net Fixed Assets $	Investments $
Nil	10,705,004

Net Current Assets $	Misc. Expenditure
2,094,129	Nil

Accumulated Losses $
11,200,867

REDIFF HOLDINGS, INC

(IV)	Performance of Company (Amount in US$) for the year ended March 31, 2008.

Turnover $	Total Expenditure $
Nil	609,043

Profit / Loss Before Tax $		Profit / Loss After Tax $
+ -	(609,043)	+ -	(654,052)

(Please tick Appropriate box + for Profit – for Loss)

Earning per Share	Dividend @ %
(0.06)	Nil

(V)	Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Item Code No. ( ITC )	N/A
Product Description

6.	Previous years figures have been regrouped and reclassified wherever necessary to conform to current years classifications.

        For  and on behalf of the board

sd/-
Ajit Balakrishnan
         Director

Mumbai, India
Dated: August 27, 2008

India Abroad Publications Inc.

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan

SECRETARY

Mr. Joy Basu

AUDITORS

Patkar & Pendse
India

Directors’ Report

The Board of Directors present India Abroad Publications Inc.’s audited financial statements for the year ended 31st March 2008.

PRINCIPAL ACTIVITIES

India Abroad Publications Inc., a weekly newspaper-publishing Company is a subsidiary of Rediff Holdings Inc., (‘Rediff Holdings’) which in turn is a wholly owned subsidiary of Rediff.com India Limited. (‘Rediff.com’).

India Abroad’s revenues primarily include advertising and sponsorship and consumer subscription revenues earned from the publication of its weekly newspaper distributed primarily in the USA & Canada.  India Abroad was acquired by Rediff Holdings on April 28, 2001 by acquiring substantially all of the outstanding voting shares of India Abroad Publications, Inc.

REVIEW OF BUSINESS

The Profit & Loss account is set out along with this report and shows that during the year, the Company earned gross income of US $ 4,904,530/-.Gross Profit (before depreciation, amortisation, impairment write down and taxes) is US $ 1,305,241 /-. After giving effect to other adjustments, the net profit of US $ 1,246,353/- was carried to Balance Sheet.

DIVIDENDS

Your Directors do not recommend any dividend.

For and on behalf of the Board of Directors

sd/-
Director

Date: August 27, 2008

REPORT OF THE AUDITORS

The Board of Directors,
India Abroad Publications Inc.

We  have  audited  the  attached  Balance Sheet of INDIA ABROAD PUBLICATIONS INC., a wholly owned subsidiary of Rediff Holdings Inc. and incorporated in the United States, as at March 31, 2008 and also the  Profit & Loss Account  of the Company for the  year ended  on  that  date annexed thereto.   These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that :

We conducted our audit in accordance with auditing standards generally accepted in India.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

Further, we report that :

(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.

(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 14 to the Accounts.

(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2008;

and

ii.	in the case of Profit and Loss Account, of the profit of the Company for the year ended on that date;

 For Patkar & Pendse
                                           Chartered Accountants

sd/-
B.M. Pendse
                                            Partner.
M.No. 32625
Place :  Mumbai
Date   : August 27, 2008

India Abroad Publications,Inc

Balance Sheet as at March 31, 2008

		Schedule	As at	As at
		No.	31.3.2008	31.3.2007
			US $	US $
I. SOURCES OF FUNDS

Shareholders' funds :

Share Capital		1	31,981	41,981

Reserves & Surplus		2	1,059,029	212,446
	TOTAL		1,091,010	254,427

II. APPLICATION OF FUNDS

Fixed assets :		3
Gross Block			452,347	393,934
Less : Depreciation			345,885	286,997
Net Block			106,462	106,937

Investments		4	129,793	129,793

Current assets, loans and advances :
Sundry debtors		5	897,045	728,929
Cash and bank balances		6	2,544,734	1,513,281
Loans and advances		7	505,560	395,114
			3,947,339	2,637,324
Less : Current liabilities and provisions :
Liabilities		8	3,140,546	3,067,360
			3,140,546	3,067,360
Net current assets			806,793	(430,036)

Miscellaneous expenditure		9
(to the extnt not written off or adjusted)			47,962	47,962

Profit and loss account			-	399,771

	TOTAL		1,091,010	254,427

Accounting policies and notes to
balance sheet and profit and loss account		14

As per our attached report of even date
For Patkar & Pendse			For and on behalf of the board
Chartered Accountants

sd/-			sd/-
B.M.Pendse			A.Balakrishnan
Partner			Director
M.No. 32625
Mumbai, India			Mumbai, India
Dated: August 27, 2008			Dated: August 27, 2008

India Abroad Publications, Inc

Profit & Loss Account for the year ended March 31, 2008

	Schedule	31.3.08	31.3.07
	No
		US $	US $

INCOME

Operating revenues	10	4,848,507	4,727,902

Other Income	11	56,023	106,839

		4,904,530	4,834,741

EXPENDITURE

Personnel expenses	12	1,028,476	1,362,904

Operating and other expenses	13	2,570,813	2,558,569

Depreciation		58,888	70,952

		3,658,177	3,992,425

Profit/ (Loss) for the year before tax		1,246,353	842,316

Provision for tax		-	1,148
Profit / (Loss) after tax		1,246,353	841,168

Surplus / Deficit brought forward from previous year		(399,770)	(1,240,938)

Balance carried to balance sheet		846,583	(399,770)

Basic and Diluted Earnings Per Share (US$)		0.39	0.26

Accounting policies and notes to
balance sheet and profit and loss account	14

As per our attached report of even date
For Patkar & Pendse		For and on behalf of the board
Chartered Accountants

sd/-		sd/-
B.M.Pendse		A.Balakrishnan
Partner		Director
M.No. 32625

Mumbai, India		Mumbai, India
Dated: August 27, 2008		Dated: August 27, 2008

India Abroad Publications,Inc

Schedules 1 to 14 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

	As at	As at
	31.03.2008	31.03.2007
	US $	US $

SCHEDULE 1 : CAPITAL
Authorized :
6000000 shares @ $0.01	60,000	60,000

Issued and subscribed :
Capital
3,198,080 (P.Y. 3,198,080) equity shares@$0.01 par value	31,981	31,981

Preferred Stock	-	10,000
Nil (P.Y. 100) Class A @ $ 100 par value
TOTAL	31,981	41,981

SCHEDULE 2 : RESERVE AND SURPLUS

Securities Premium account	212,446	212,446

Profit and loss account	846,583

TOTAL	1,059,029	212,446

SCHEDULE 4 : Investments (Unquoted at cost)

Long Term Investments
In wholly Owned Subsidiary Companies(Fully Paid-up)
India Abroad Publications (Canada)Inc.	104,793	104,793
162,974 Common Shares(Previous Year 162974 shares)
	104,793	104,793

India in New York Inc	25,000	25,000
100 fully paid non-assesable shares(previous year 100 shares)
	129,793	129,793

SCHEDULE 5 : SUNDRY DEBTORS

Sundry Debtors(unsecured)

Outstanding over six months	242,278	-
Others	789,442	799,578
	1,031,720	799,578
Less: Provision for doubtful debts	134,675	70,649
TOTAL	897,045	728,929
Note:

Considered good	897,045	728,929
Considered Doubtful provided for	134,675	70,649
	1,031,720	799,578

India Abroad Publications,Inc

Schedules 1 to 14 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

SHEDULE 3: FIXED ASSETS
	Gross Block				Depreciation				Net Block
Particulars	As at 31.3.07	Additions	Deletions	As at 31.3.08	Upto 31.3.07	Additions	Deletions	Upto 31.3.08	As at 31.3.08	As at 31.3.07

Total N.Y Furniture & Fixtures	25,909			25,909	24,475	287		24,762	1,147	1,434
Total Machinery & Equipement	125,955	13,003		138,958	64,037	30,442		94,479	44,479	61,918
Total-Computer Software	35,121			35,121	33,380	1,660		35,040	81	1,741
Total Office Improvement	129,002	26,794		155,796	98,653	18,748		117,401	38,395	30,349
Total Telephone System	52,705	18,616		71,321	41,210	7,751		48,961	22,360	11,495
Sun System	25,242			25,242	25,242	-		25,242	-

	393,934	58,413		452,347	286,997	58,888		345,885	106,462	106,937

India Abroad Publications,Inc

Schedules 1 to 14 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

As at	As at
31.03.2008	31.03.2007
US $	US $

SCHEDULE 6 : CASH AND BANK BALANCES

Cash on hand	397	397

Bank balances:
On Current Account With :
Bank of Baroda	2,904	3,205
Lloyd Bank	5,527	5,387
Citibank Saving Account	1,755,698	1,199,899
Citibank-India Investments	1,008	6,746
Cash-CIBC US $ Acct.	4,201	2,771
Cash-EAB# 2	589,258	94,080
CIBC-Sterling Pound Account	1,119	1,119
Cash State Bank of LI # 2	184,622	199,677

TOTAL	2,544,734	1,513,281

SCHEDULE 7 : LOANS AND ADVANCES
(Unsecured Considered good)

Dues from Parent/group companies	93,028	112,617

Advances recoverable in cash
or in kind value to be received	412,532	282,497
TOTAL	505,560	395,114

SHEDULE 8: CURRENT LIABILITIES

Sundry Credittors
- Other than small scale industrial undertakings	491,757	688,245

Dues to subsidiary / parent companies	2,242,160	1,878,264

Advances from customers	406,629	500,851

	3,140,546	3,067,360

India Abroad Publications,Inc

Schedules 1 to 14 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

As at	As at
31.03.2008	31.03.2007
US $	US $

SHEDULE 9: MISCELLANEOUS EXPENDITURE(to the
extent not written off or adjusted)

Goodwill for purchases of India Abroad Publications	47,962	47,962
(Canada)Inc.	47,962	47,962

India Abroad Publications,Inc

Schedules 1 to 14 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

	31.03.2008	31.03.2007
	US $	US $

SCHEDULE 10: OPERATING REVENUES

Subscription Income	556,524	622,839

Classified Income	681,258	804,542

Display Income	3,609,073	3,296,767

Royalty	1,652	3,754

TOTAL	4,848,507	4,727,902

SCHEDULE 11 : OTHER INCOME

Interest on fixed deposits with banks	56,023	14,701

Profit on sale of fixed assets		92,138

	56,023	106,839

SCHEDULE 12: PERSONNEL EXPENSES

Salaries and allowances	953,873	1,274,608

Payroll Taxes	74,603	88,296

TOTAL	1,028,476	1,362,904

India Abroad Publications,Inc

Schedules 1 to 14 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

31.03.2008	31.03.2007
US $	US $

SCHEDULE 13: OPERATING AND OTHER EXPENSES

Editorial expenses	151,416	180,778
Production Expenses	959,144	861,474
Circulation Expenses	733,017	638,399
Advertising and Promotion	68,778	267,485
Rent	109,916	139,326
Office Expenses	96,227	96,984
Dues and Subscriptions	7,921	7,368
Telephone and Telegrams	45,778	51,662
Electricity Expenses	26,296	27,770
Professional fees	(51,774)	40,788
Provision for Bad Debts write off	130,150	21,798
Internet-bandwidth cost	14,848	14,777
IA Person Of the Year Expenses	164,085	108,507
Miscellaneous Expenses	-	7,200
Moving Expenses	33,450
Loss on sale of Fixed Assets		535
Bank Charges	81,561	93,718

	2,570,813	2,558,569

INDIA ABROAD PUBLICATIONS INC.

SCHEDULE 14: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

A.	ACCOUNTING POLICIES

1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India ("Indian GAAP"), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.	Revenue recognition

Revenues comprise of subscriptions to the India Abroad weekly newspaper publication and income from advertisements.

Revenue from advertisements are recognized upon publishing of the advertisements in the newspaper.

Subscription revenues are derived from the revenues received from newspaper subscribers and is recognized ratably over the period of subscription. Subscriptions received towards lifetime subscribers are shown as deferred revenue and recognized ratably over a 10 years period.

4.	Fixed assets and depreciation

Fixed assets are stated at historical cost.  The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets.  The estimated useful lives of assets are as follows:

Furniture and fixtures	7 years
Computer equipment and software	3 years
Office equipment	5 years

INDIA ABROAD PUBLICATIONS INC.

5.	Investments

Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition. Additional consideration for the acquisition of equity shares payable in subsequent years on the resolution of certain contingencies is debited to the cost of the investments in the year in which the contingent payments crystallize.

6.	Employee retirement benefits

The company has employee retirement benefit plan in which employer merely facilitate the plan administration. Employer does not contribute to the plan.

  Leave Encashment

The company’s policies does not allow leave encashment and the employees are encouraged to avail the eligible leave. Unavailed leave lapses at the end of the period and hence no provision has been made in the books.

7.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.

8.	Income taxes

Income taxes are accounted for in accordance with US tax laws on Income accrued.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in US. Tax liabilities and provision is accounted for by the Holding company.

INDIA ABROAD PUBLICATIONS INC.

9.	Leases

Operating Lease rentals are expensed with reference to lease terms and conditions.

10.	Contingent Liabilities

These are disclosed by way of notes on the balance sheet.  Provision is made in the accounts in respect of those liabilities, which are likely to materialize after the year-end, till the finalization of accounts and having a material effect on the position stated in the balance sheet.

 B. NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

1.	Organization and Business

India Abroad Publications Inc (“the Company") was incorporated as a New York Corporation on June 26th, 1970.  On April 26, 2001, the Company was acquired by Rediff Holdings Inc, a wholly owned subsidiary of Rediff.Com India Limited.

The Company is one of the leading news publications catering to the Asian-American  community focusing on India and the global Indian community.

2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.

3.	The Company recognizes as revenues based on advertisements published and subscriptions ratably over the period of subscription. Hence requirements as to quantitative information are not applicable.

4.	Earnings in foreign exchange :

	US $ 2008	US$ 2007

Advertising Revenue	536,740	455,866

5.	Operating leases

The Company leases office space  under various operating leases. Operating lease expense that has been included in the determination of the net profit are as follows:

Particulars	US$ 2008	US$ 2007

Office Premises	109,916	139,326

INDIA ABROAD PUBLICATIONS INC.

6.	Litigation

There are no pending litigations against the company.

7.	Other contingencies

In connection with the Company’s acquisition of India Abroad in April 2001, the Company has been advised by a hold-out shareholder that he believes his shares in India Abroad are worth approximately US$1.2 million. The Company disputes this assertion and has offered the claimant approximately US$50,000 for his shares. The Company does not know if this offer will be acceptable to the shareholder or if the shareholder will file a legal action against the Company if the matter is not resolved.

8.	The prior year figures have been regrouped and reclassified to conform those of the current year.

INDIA ABROAD PUBLICATIONS INC.

9.	Balance Sheet Abstract and Company’s General Business Profile

(I)	Registration Details

Registration No.-TAX ID No	N.A	State Code	N.A

Balance Sheet Date	31/03/2008
(dd/mm/yy)

(II)	Capital raised during the year (Amount in US$)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil

(III)	Position of Mobilisation and Deployment of Funds (Amount in US$)

Total Liabilities $	Total Assets $
1,091,010	1,091,010

Sources of Funds

Paid - up Capital $	Reserves & Surplus
31,981	1,059,029

Secured Loans	Unsecured Loans
Nil	Nil

Application of Funds

Net Fixed Assets $	Investments $
106,462	129,793

Net Current Assets $	Misc. Expenditure
806,793	47,962

Accumulated Losses $
Nil

INDIA ABROAD PUBLICATIONS INC.

(IV)	Performance of Company (Amount in US$) for the year ended March 31, 2008.

Turnover $	Total Expenditure $
4,904,530	3,658,177

Profit / Loss Before Tax $		Profit / Loss After Tax $
+ -	1,244,992	+ -	1,244,992
☐		☐

(Please tick Appropriate box + for Profit – for Loss)

Earning per Share	Dividend @ %
0.39	Nil

(V)	Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Item Code No. ( ITC ) Product Description	N/A
News Paper

For  and on behalf of the board

sd/-
Ajit Balakrishnan
Director

Mumbai, India
Dated: August 27, 2008

India in New York Inc.

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan

SECRETARY

Mr. Joy Basu

AUDITORS

PATKAR & PENDSE
INDIA

Directors’ Report

The Board of Directors presents India in New York Inc. audited financial statements for the year ended 31st March 2008.

PRINCIPAL ACTIVITIES

India in New York Inc. is a weekly newspaper-publishing unit, which is a wholly owned subsidiary of India Abroad Publications Inc. The Company publishes is a free newspaper, distributed in the New York Metropolitan area.

REVIEW OF BUSINESS

The Profit & Loss account is set out along with this report and shows that during the year the Company earned gross income of US $ 231,240/-. Gross Profit (before depreciation, amortisation, impairment write down and taxes) is US $ 110,970/-. After giving effect to other adjustments, the net profit of US $ 110,970/- was carried to Balance Sheet.

DIVIDENDS

Your Directors do not recommend any dividend.

For and on behalf of the Board of Directors

sd/-
Director

Date: August 27, 2008

REPORT OF THE AUDITORS

The Board of Directors,
India In New York Inc.

We  have  audited  the  attached  Balance Sheet of INDIA IN NEW YORK INC., a wholly owned subsidiary of India Abroad Publications Inc. incorporated in the United States, as at March 31, 2008 and also the  Profit & Loss Account  of the Company for the  year ended  on  that  date annexed thereto. These financial statements are the responsibility of the Company’s Management.  Our responsibility is to express an opinion on these financial statements based on our audit and report that :

We conducted our audit in accordance with auditing standards generally accepted in India.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

Further we report that :
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.

(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 9 to the Accounts.

(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2008;
and

ii.	in the case of Profit and Loss Account, of the profit of the Company for the year ended on that date;
For Patkar & Pendse
Chartered Accountants

sd/-
B.M. Pendse
Partner.
M.No. 32625
Place :  Mumbai
Date   :  August 27, 2008

India In New York, Inc

Balance Sheet as at March 31, 2008

	Schedule	As at	As at
	No.	31.03.2008	31.03.2007
		US $	US $

I. SOURCES OF FUNDS

Shareholders' funds :

Share Capital	1	-	-

Reserves & Surplus	2	1,011,428	900,458

TOTAL		1,011,428	900,458

II. APPLICATION OF FUNDS

Current assets, loans and advances :

Sundry debtors	3	69,745	28,837
Cash and bank balances	4	47,649	3,756
Loans and advances	5	907,494	879,906
		1,024,888	912,499

Less : Current liabilities and provisions :

Liabilities	6	13,460	12,041
Net current assets		1,011,428	900,458

TOTAL		1,011,428	900,458

Accounting policies and notes to
balance sheet and profit and loss account	9

As per our attached report of even date
For Patkar & Pendse		For and on behalf of the board
Chartered Accountants

sd/-		sd/-
B.M.Pendse		A.Balakrishnan
Partner		Director
M.No. 32625

Mumbai, India		Mumbai, India
Dated: August 27, 2008		Dated: August 27, 2008

India In New York, Inc

Profit & Loss Account for the year ended March 31, 2008

	Schedule
	No.
		31.03.08	31.03.07

		US $	US $

INCOME

Operating revenues	7	231,240	223,127

		231,240	223,127

EXPENDITURE

Operating and other expenses	8	120,270	115,316

		120,270	115,316

Profit for the year before tax		110,970	107,811

Provision for tax		-	-

Profit after tax		110,970	107,811

Surplus brought forward from previous year		875,458	767,647

Balance carried to balance sheet		986,428	875,458

Accounting policies and notes to
balance sheet and profit and loss account	9

As per our attached report of even date
For Patkar & Pendse		For and on behalf of the board
Chartered Accountants

sd/-		sd/-
B.M.Pendse		A.Balakrishnan
Partner		Director
M.No. 32625

Mumbai, India		Mumbai, India
Dated: August 27, 2008		Dated: August 27, 2008

India In New York Inc.

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

	As at	As at
	31.03.2008	31.03.2007

	US $	US $

SCHEDULE 1 : SHARE CAPITAL

Authorized :
200 common shares with no par value	-	-

Issued and subscribed :
100 common shares with no par value	-	-

TOTAL	-	-

SCHEDULE 2: RESERVES & SURPLUS

Securities Premium	25,000	25,000

Surplus in Profit & Loss Account	986,428	875,458

TOTAL	1,011,428	900,458

SCHEDULE 3 : SUNDRY DEBTORS
Sundry debtors (unsecured considered good) :

Outstanding over six months	-	-
Other debts	69,745	28,837

TOTAL	69,745	28,837

SCHEDULE 4 : CASH AND BANK BALANCES

Bank balances :
With European American Bank
On current account	47,649	3,756

TOTAL	47,649	3,756

SCHEDULE 5 : LOANS AND ADVANCES
(Unsecured considered good )

Due from parent company - India Abroad Inc.	906,281	878,693

Advances recoverable in cash
or in kind or for value to be received	1,213	1,213

TOTAL	907,494	879,906

India In New York Inc.

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

		As at	As at
		31.03.2008	31.03.2007

		US $	US $

SCHEDULE 6 : LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.		-	-

Advance from customers		13,459	12,041

	TOTAL	13,459	12,041

India In New York Inc.

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

	31.03.2008	31.03.2007

	US $	US $

SCHEDULE 7 : OPERATING REVENUE

Display Income	231,217	223,082

Royalty Income	23	45

TOTAL	231,240	223,127

SCHEDULE 8 : OPERATING AND OTHER EXPENSES

Delivery & Freight	119,044	104,767
Postage	-	160
Office Expenses	34
Editorial Expenses	-	5,639
Bad Debts	1,192	4,750

TOTAL	120,270	115,316

INDIA IN NEW YORK, INC

SCHEDULE 9: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

A.	ACCOUNTING POLICIES

1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India ("Indian GAAP"), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.	Revenue recognition

Revenues comprise of revenues from advertisements.

Revenue from advertisements are recognized upon publishing of the advertisements in the newspaper.

4.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

(Contd…..2)

INDIA IN NEW YORK, INC

(2)

5.	Income taxes

Income taxes are accounted for in accordance with US tax laws on Income accrued.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in US. Tax liabilities and provision is accounted for by the Holding company.

 B. NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

1.	Organization and Business

India In New York Inc (“the Company") was incorporated as a New York Corporation on May 1st 1997.  In February 2001, the Company was acquired by Rediff Holdings Inc, a wholly owned subsidiary of Rediff.Com India Limited.

The Company is one of the leading free news publication catering to the Asian-American  community focusing on India and the global Indian community.

2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.

3.	Litigation:

There are no pending litigations against the company.

4.	The prior year figures have been regrouped and reclassified to conform with those of current year.

5.	Balance Sheet Abstract and Company’s General Business Profile

(I)	Registration Details

Registration No.-TAX ID No	N.A.	State Code	N.A.

Balance Sheet Date	31/03/2008
(dd/mm/yy)

(Contd…..3)

INDIA IN NEW YORK, INC

(3)

(II)	Capital raised during the year (Amount in US $)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil

(III)	Position of Mobilisation and Deployment of Funds (Amount in US$)

Total Liabilities $	Total Assets $
1,011,428	1,011,428

Sources of Funds

Paid - up Capital $	Reserves & Surplus
-	1,011,428

Secured Loans	Unsecured Loans
Nil	Nil

Application of Funds

Net Fixed Assets $	Investments $
-	-

Net Current Assets $	Misc. Expenditure
1,011,428	-

Accumulated Losses $
-

(IV)	Performance of Company (Amount in US$) for the year ended March 31, 2008.

Turnover $	Total Expenditure $
231,240	120,270

Profit / Loss Before Tax $		Profit / Loss After Tax $
+ -	110,970	+ -	110,970
☐		☐

(Please tick Appropriate box + for Profit – for Loss)

Earning per Share	Dividend @ %
-	Nil
(Contd…..4)

INDIA IN NEW YORK, INC

(4)

(V)	Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Item Code No. ( ITC ) Product Description	N/A
News Paper

For  and on behalf of the board

sd/-
Ajit Balakrishnan
Director

Mumbai, India
Dated: August 27, 2008

India Abroad Publications (Canada), Inc.

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan

SECRETARY

Mr. Joy Basu

AUDITORS

PATKAR & PENDSE
INDIA

Directors’ Report

The Board of Directors presents India Abroad Publications (Canada), Inc. audited financial statements for the year ended 31st March 2008.

PRINCIPAL ACTIVITIES

India Abroad Publications (Canada), Inc. (“IA Canada), is a weekly newspaper-publishing unit, which is a wholly owned subsidiary of India Abroad Publications Inc. IA Canada sells advertising space and subscriptions for the India Abroad newspaper in the Canadian Market.

REVIEW OF BUSINESS

The Profit & Loss account is set out along with this report and shows that during the year the Company earned gross income of C$ 259,726/-. Gross Loss (before depreciation, amortisation, impairment write down and taxes) is C$ 33,034/-. After giving effect to other adjustments, the net loss of C$34,395/- was carried to Balance Sheet.

DIVIDENDS

Your Directors do not recommend any dividend.

For and on behalf of the Board of Directors

sd/-
Director

Date: August 27, 2008

REPORT OF THE AUDITORS

The Board of Directors,
India Abroad Publications (Canada) Inc.

We  have  audited  the  attached  Balance Sheet of INDIA ABROAD PUBLICATIONS (CANADA) INC., a Company incorporated in the United States, as at March 31, 2008 and also the  Profit & Loss Account  of the Company for the  year ended  on  that  date annexed thereto.   These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that :

We conducted our audit in accordance with auditing standards generally accepted in India.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

Further, we report that :
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.

(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 9 to the Accounts.

(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2008;
and

ii.	in the case of Profit and Loss Account, of the loss of the Company for the year ended on that date;
For Patkar & Pendse
Chartered Accountants

sd/-
B.M. Pendse
Partner.
M.No. 32625
Place :  Mumbai
Date   :  August 27, 2008

India Abroad Publications (Canada) Inc

Balance Sheet as at March 31, 2008

	Schedule	As at	As at
	No.	31.03.2008	31.03.2007
		C $	C $
I. SOURCES OF FUNDS

Shareholders' funds :

Capital	1	142,974	142,974

TOTAL		142,974	142,974

II. APPLICATION OF FUNDS

Fixed assets :	2
Gross Block		15,119	15,119
Less : Depreciation		4,083	2,722
Net Block		11,036	12,397

Current assets, loans and advances :
Sundry debtors	3	7,004	19,806
Cash and bank balances	4	14,675	56,315
		21,679	76,121

Less : Current liabilities and provisions :
Liabilities	5	46,623	68,032

Net current assets		(24,944)	8,090

Profit and loss account		156,882	122,487

TOTAL		142,974	142,974

Accounting policies and notes to
balance sheet and profit and loss account	9

As per our attached report of even date
For Patkar & Pendse		For and on behalf of the board
Chartered Accountants

sd/-		sd/-
B.M.Pendse		A.Balakrishnan
Partner		Director
M.No. 32625

Mumbai, India		Mumbai, India
Dated: August 27, 2008		Dated: August 27, 2008

India Abroad Publications (Canada) Inc

Profit & Loss Account for the year ended March 31, 2008

	Schedule
	No.
		31.03.2008	31.03.2007

		C $	C $

INCOME

Operating revenues	6	259,726	282,860

		259,726	282,860

EXPENDITURE

Personnel expenses	7	52,227	56,259

Operating and other expenses	8	240,533	244,937

Depreciation		1,361	1,361

		294,121	302,557

Profit / (Loss) for the year before tax		(34,395)	(19,697)

Provision for tax / Tax paid		-	-
Profit / (Loss ) after tax		(34,395)	(19,697)

Suplus / (Deficit) brought forward from previous year		(122,487)	(102,790)

Balance carried to balance sheet		(156,882)	(122,487)

Basic and Diluted Earnings Per Share (C$)		(0.21)	(0.12)

Accounting policies and notes to
balance sheet and profit and loss account	9

As per our attached report of even date
For Patkar & Pendse		For and on behalf of the board
Chartered Accountants

sd/-		sd/-
B.M.Pendse		A.Balakrishnan
Partner		Director
M.No. 32625
Mumbai, India		Mumbai, India
Dated: August 27, 2008		Dated: August 27, 2008

India Abroad Publications (Canada) Inc

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

		As at	As at
		31.03.2008	31.03.2007

		C $	C $

SCHEDULE 1 : CAPITAL

Issued and subscribed :
162974 (P.Y 162974) Equity shares fully paid		142,974	142,974

	TOTAL	142,974	142,974

India Abroad Publications (Canada) Inc

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

Schedule 2: Fixed Assets				(C$)

	Furniture & Fixtures	Office Equipment	Total	As at March 31, 2007

Cost as at April 1, 2007	1,500	13,619	15,119	15,119

Additions	-	-	-

Deductions	-	-	-

Total as at March 31, 2008	1,500	13,619	15,119	15,119

Depreciation upto March 31, 2008	642	3,441	4,083	2,722

Depreciation upto March 31, 2007	428	2,294	2,722	1,361

Net value as at March 31, 2008	858	10,178	11,036	12,397

Net value as at March 31, 2007	1,072	11,325	12,397

Depreciation for the year	214	1,147	1,361

India Abroad Publications (Canada) Inc

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

	As at	As at
	31.03.2008	31.03.2007

	C $	C $

SCHEDULE 3 : SUNDRY DEBTORS
(Unsecured considered good)
Outstanding over six months	-	-
Other debts	7,004	19,806
TOTAL	7,004	19,806

SCHEDULE 4 : CASH AND BANK BALANCES

Bank balances :

With Canadian Imperial Bank of Commerce
On current account	9,513	40,068

With Hongkong Bank
On current account	5,162	16,247

TOTAL	14,675	56,315

SCHEDULE 5 : CURRENT LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.	27,696	34,636

Advance from customers	2,535	2,535

Due from parent company -
India Abroad Publications Inc.	16,392	30,861
TOTAL	46,623	68,032

India Abroad Publications (Canada) Inc

Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

	31.03.2008	31.03.2007
	C $	C $

SCHEDULE 6 : OPERATING REVENUE

Subscription Income	26,379	32,045

Classified Income	5,623	11,503

Display Income	224,406	228,257

Retail Sale	3,318	11,055

TOTAL	259,726	282,860

SCHEDULE 7 : PERSONNEL EXPENSES

Salaries and allowances	47,719	50,825

Statutory dues	4,508	5,434

TOTAL	52,227	56,259

SCHEDULE 8 : OPERATING AND OTHER EXPENSES

Printing & Stationery	171,260	174,202
Mailing & Distribution	29,313	31,107
Office Expenses	6,214	6,391
Professional Fees for Tax Return	-	6,466
Editorial Expenses	17,164	14,768
Telephone Expenses	1,618	1,776
Repairs & Maintenance Expenses	-	1,000
Marketing Commission	12,883	7,085
Bank charges	2,081	2,142

TOTAL	240,533	244,937

INDIA ABROAD PUBLICATIONS (Canada) INC.

SCHEDULE  9: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

A.	ACCOUNTING POLICIES

1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India ("Indian GAAP"), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.	Revenue recognition

Revenues comprise from subscription to the India Abroad weekly news paper and income from advertisements. Revenue from advertisements are recognized upon publishing of the advertisements in the newspaper.

Subscription revenues are derived from the revenues received from the news paper subscribers and is recognized ratably over the period of subscription. Subscriptions received towards lifetime subscribers are shown as deferred revenue and recognized ratably over a 10 year period.

4.	Fixed assets and depreciation

Fixed assets are stated at historical cost.  The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets.  The estimated useful lives of assets are as follows:

Furniture and fixtures	7 years
Office equipment	5 years

5.	Employee retirement benefits

The company does not have any employee retirement benefit plan.

Leave Encashment

The company’s policies does not allow leave encashment and the employees are encouraged to avail the eligible leave. Unavailed leave lapses at the end of the period and hence no provision has been made in the books.
(Contd…..2)

INDIA ABROAD PUBLICATIONS (Canada) INC.

(2)

6.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

7.	Income taxes

Income taxes are accounted for in accordance with Canadian  tax laws on Income accrued and form part of the Holding Company tax liabilities.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in Canada. Tax liabilities and provision is accounted for by the Holding company.

 B. NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

1.	Organization and Business

India Abroad Publications(Canada) Inc (“the Company") was incorporated in Canada on December  20th, 1983.  In February 2001, the Company was acquired by Rediff Holdings Inc, a wholly owned subsidiary of Rediff.Com India Limited.

The Company is one of the leading news publications, catering to the Asian-American  community focusing on India and the global Indian community.

2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.

3.	The Company recognizes as revenues based on advertisements published and subscriptions ratably over the period of subscription. Hence requirements as to quantitative information are not applicable.

(Contd…..3)

INDIA ABROAD PUBLICATIONS (Canada) INC.

(3)

4.	Litigation:

There are no pending litigations against the company.

5.	The prior year figures have been regrouped and reclassified to confirm with those of the current year.

6.	Balance Sheet Abstract and Company’s General Business Profile.

(I)	Registration Details

Registration No.-Business No	N.A.	State Code	N.A.

Balance Sheet Date	31/03/2008
(dd/mm/yy)

(II)	Capital raised during the year (Amount in C$)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil

(III)	Position of Mobilisation and Deployment of Funds (Amount in C$)

Total Liabilities C$	Total Assets C $
142,974	142,974

Sources of Funds

Paid - up Capital C$	Reserves & Surplus
142,974	Nil

Secured Loans	Unsecured Loans
Nil	Nil

(Contd…..4)

INDIA ABROAD PUBLICATIONS (Canada) INC.

(4)

Application of Funds

Net Fixed Assets C $	Investments $
11,036	Nil

Net Current Assets C $	Misc. Expenditure
-24,944	Nil

Accumulated Losses C$
156,882

(IV)	Performance of Company (Amount in C$) for the year ended March 31, 2008.

Turnover C $	Total Expenditure C$
259,726	294,121

Profit / Loss Before Tax C$		Profit / Loss After Tax C$
+ -	(34,395)	+ -	(34,395)
☐		☐

(Please tick Appropriate box + for Profit – for Loss)

Earning per Share	Dividend @ %
(0.21)	Nil

(V)	Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Item Code No. ( ITC ) Product Description	N/A
News Paper

7.	Previous years figures have been regrouped and reclassified wherever necessary to conform to current years classifications.

For  and on behalf of the board

sd/-
Ajit Balakrishnan
Director
Mumbai, India
Dated: August 27, 2008

Rediff.com Inc.

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan

SECRETARY

Mr. Joy Basu

AUDITORS

PATKAR & PENDSE
INDIA

Directors’ Report

The Board of Directors present Rediff.com Inc.’s audited financial statements of the year ended 31st March 2008.

PRINCIPAL ACTIVITIES

Rediff.com Inc. is a wholly owned subsidiary of Rediff Holdings Inc. Rediff.com Inc. derives revenue from a website targeted at the Indian American community.

REVIEW OF BUSINESS

The Profit & Loss account is set out along with this report and shows that the Company earned gross income of US $ 3,261,573/-. Gross Profit (before depreciation, amortisation, impairment write down and taxes) is US $ 2,238,054 /-. After giving effect to other adjustments, the net profit of US $ 2,238,054/- was carried to Balance Sheet.

DIVIDENDS

Your Directors do not recommend any dividend.

For and on behalf of the Board of Directors

sd/-
Director

Date: August 27, 2008

REPORT OF THE AUDITORS

The Board of Directors,
Rediff.Com Inc.

We  have  audited  the  attached  Balance Sheet of REDIFF.com INC., a wholly owned subsidiary of Rediff Holdings Inc. incorporated in the United States, as at March 31, 2008 and also the  Profit & Loss Account  of the Company for the  year ended  on  that  date annexed thereto.   These financial statements are the responsibility of the Company’s Management.  Our responsibility is to express an opinion on these financial statements based on our audit and report that :

We conducted our audit in accordance with auditing standards generally accepted in India.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

Further, we report that :
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.

(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 10 to the Accounts.

(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2008;
and

ii.	in the case of Profit and Loss Account, of the profit of the Company for the year ended on that date;
                                            For Patkar & Pendse
                                           Chartered Accountants

sd/-
B.M. Pendse
                                            Partner.
M.No. 32625
Place :  Mumbai
Date   : August 27, 2008

Rediff.com Inc.

Balance Sheet as at March 31, 2008

		Schedule	As at	As at
		No.	31.3.2008	31.3.2007
			US $	US $
I. SOURCES OF FUNDS

Shareholders' funds :

Capital		1	5	5

Reserves & Surplus		2	4,490,582	3,332,145

	TOTAL		4,490,587	3,332,150

II. APPLICATION OF FUNDS

Fixed assets :		3
Gross Block			601,011	601,011
Less : Depreciation			601,011	601,011
Net Block			-	-

Current assets, loans and advances :
Sundry debtors		4	654,914	698,898
Cash and bank balances		5	157,633	15,036
Loans and advances		6	3,798,650	1,637,648
			4,611,197	2,351,582
Less : Current liabilities and provisions :
Liabilities		7	120,610	98,642
Provisions			-	407
			120,610	99,049
Net current assets			4,490,587	2,252,533

Profit and loss account			-	1,079,617

	TOTAL		4,490,587	3,332,150

Accounting policies and notes to
balance sheet and profit and loss account		10

As per our attached report of even date
For Patkar & Pendse			For and on behalf of the board
Chartered Accountants

sd/-			sd/-
B.M.Pendse			A.Balakrishnan
Partner			Director
M.No. 32625

Mumbai, India			Mumbai, India
Dated: August 27, 2008			Dated: August 27, 2008

Rediff.com Inc

Profit & Loss Account for the year ended March 31, 2008

	Schedule
	No.
		31.3.08	31.3.07

		US $	US $

INCOME

Display income		3,261,573	2,723,807

		3,261,573	2,723,807

EXPENDITURE

Personnel expenses	8	878,171	828,280

Operating and other expenses	9	145,348	77,867

		1,023,519	906,147

Profit for the year before tax		2,238,054	1,817,660

Provision for tax/ Taxes paid		-	-
Profit After tax		2,238,054	1,817,660

Deficit brought forward from previous year		(1,079,617)	(2,897,277)

Balance carried to balance sheet		1,158,437	(1,079,617)

Basic and Diluted Earnings Per Share (US$)		447.61	363.53

Accounting policies and notes to
balance sheet and profit and loss account	10

As per our attached report of even date
For Patkar & Pendse		For and on behalf of the board
Chartered Accountants

sd/-		sd/-
B.M.Pendse		A.Balakrishnan
Partner		Director
M.No. 32625

Mumbai, India		Mumbai, India
Dated: August 27, 2008		Dated: August 27, 2008

Rediff.com Inc.

Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

	As at	As at
	31.03.2008	31.03.2007

	US $	US $

SCHEDULE 1 : CAPITAL

Authorized :
10000 shares @ $0.001 per share	10	10

Issued and subscribed :
5000 shares (P.Y. 5000) @ $0.001 per share; par value	5	5

TOTAL	5	5

SCHEDULE 2 : RESERVES AND SURPLUS

Securities premium account	3,332,145	3,332,145

Profit and loss account	1,158,437	-

	4,490,582	3,332,145

Rediff.com Inc.

Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

Schedule 3: Fixed Assets

				(US$)

	Furniture & Fixtures	Computer Equipment	Total	As at March 31, 2007

Cost as at April 1, 2007	44,421	556,590	601,011	601,011

Additions	-	-	-	-

Deductions	-	-	-	-

Total as at March 31, 2008	44,421	556,590	601,011	601,011

Depreciation upto March 31, 2008	44,421	556,590	601,011	601,011

Net value as at March 31, 2008	-	-	-	-

Rediff.com Inc.

Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

	As at	As at
	31.03.2008	31.03.2007

	US $	US $

SCHEDULE 4 : SUNDRY DEBTORS

Sundry debtors
(Unsecured considered good)
Outstanding over six months	70,298	49,575
Other debts	654,535	709,242
	724,833	758,817

Less : Provision for doubtful debts	69,919	59,919
	654,914	698,898

SCHEDULE 5 : CASH AND BANK BALANCES

Bank balances :

With Citibank
In current account	157,633	15,036

TOTAL	157,633	15,036

SCHEDULE 6 : LOANS AND ADVANCES
(Unsecured )

Due from group companies	3,798,650	1,637,648

TOTAL	3,798,650	1,637,648

Notes :
1. (a) Considered good	3,798,650	1,637,648
(b) Considered doubtful	-	-
	3,798,650	1,637,648

SCHEDULE 7 : CURRENT LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.	120,610	98,642

TOTAL	120,610	98,642

Rediff.com Inc.

Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

	31.03.2008	31.03.2007
	US $	US $

SCHEDULE 8 : PERSONNEL EXPENSES

Salaries and allowances	814,888	771,678

Statutory dues	63,283	56,602

TOTAL	878,171	828,280

SCHEDULE 9 : OPERATING AND OTHER EXPENSES

Travelling expenses	35,288	7,699
Web hosting expenses	1,087	13,025
Payroll processing fee	3,252	2,995
Insurance charges	71,181	(0)
Advertising	4,000	3,640
Office espenses	440	3,089
Bad debts	10,000	29,419
Professional fees	20,100	18,000
	145,348	77,867

Rediff.com Inc.

SCHEDULE 10: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

A.	ACCOUNTING POLICIES

1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India ("Indian GAAP"), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.	Revenue recognition

Revenues comprise of revenues from online advertising.  Online advertising includes advertisement and sponsorships.

Online advertising

Advertisement and sponsorship income is derived from customers who advertise on the Company's website or to whom direct links from the Company's website to their own websites are provided .

Revenue from advertisement and sponsorships is recognized ratably over the contractual period of the advertisement, commencing when the advertisement is placed on the website. Revenues are also derived from sponsor buttons placed in specific areas of the Company's website, which generally provide users with direct links to sponsor websites. These revenues are recognized ratably over the period in which the advertisement is displayed, provided that no significant Company obligations remain and collection of the resulting receivable is probable. Company obligations may include guarantees of a minimum number of impressions, or times, that an advertisement appears in pages viewed by users of the Company's portal. To the extent that minimum guaranteed impressions are not met, the Company defers recognition of the corresponding revenues until the guaranteed impression levels are achieved.

(Contd…..2)

Rediff.com Inc.

(2)

4.	Fixed assets and depreciation

Fixed assets are stated at historical cost.  The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets.  The estimated useful lives of assets are as follows:

Furniture and fixtures	7 years
Computer equipment	3 to 5 years

5.	Income taxes

Income taxes are accounted for in accordance with US tax laws on Income accrued and form part of the Parent company Income tax liability.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in US. Tax liabilities  and provision is accounted for by the Holding Company.

 B. NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

1.	Organization and Business

Rediff.com Inc (“the Company") was incorporated on July 30, 1999. On February 27, 2001, Rediff Holdings Inc. acquired thinkindia.com Inc (“thinkindia”) which was renamed as Rediff.Com Inc. Rediff.Com provides the Rediff Group  with technology, marketing and content support in the United States.

The Company is one of the leading Internet destinations, or portals, focusing on India and the global Indian community. Its websites consists of interest specific channels relevant to Indian interests such as cricket, astrology, matchmaker and movies, content on various matters like news and finance, search facilities, a range of community features such as e-mail, chat, messenger and e-commerce.

2.	The Company recognizes as revenues from advertisements and online marketing and hence requirements as to quantitative information are not applicable.

3.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.

4.	Litigation:

There are no pending litigations against the company.

(Contd…..3)

Rediff.com Inc.

(3)

5.	Prior year figures have been regrouped and reclassified to conform those of the current year.

6.	Balance Sheet Abstract and Company’s General Business Profile.

(I)	Registration Details

Registration No./Tax ID No	N.A.	State Code	N.A.

Balance Sheet Date	31/03/2008
(dd/mm/yy)

(II)	Capital raised during the year (Amount in US$)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil

(III)	Position of Mobilisation and Deployment of Funds (Amount in US$)

Total Liabilities US $	Total Assets US $
4,490,587	4,490,587

Sources of Funds

Paid - up Capital $	Reserves & Surplus
5	4,490,582

Secured Loans	Unsecured Loans
Nil	Nil

Application of Funds

Net Fixed Assets	Investments
Nil	Nil

Net Current Assets $	Misc. Expenditure
4,490,587	Nil

Accumulated Losses
Nil
(Contd…..4)

Rediff.com Inc.

(4)

(IV)	Performance of Company (Amount in US $) for the year ended March 31, 2008

Turnover $	Total Expenditure $
3,261,573	1,023,519

Profit / Loss Before Tax		Profit / Loss After Tax
+ -	2,238,054	+ -	2,238,054
☐		☐

(Please tick Appropriate box + for Profit – for Loss)

Earning per Share	Dividend @ %
$447.61	Nil

(V)	Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Item Code No. ( ITC ) Product Description	N/A
Online Advertising

For  and on behalf of the board

sd/-
Ajit Balakrishnan
Director

Mumbai, India
Dated : August 27, 2008

Value Communications Corporation

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan

SECRETARY

Mr. Joy Basu

AUDITORS

Patkar & Pendse
India

Directors’ Report

The Board presents Value Communication Corporation Inc’s audited financial statements for the year ended on 31st March 2008.

REVIEW OF BUSINESS

Following the sale of its long distance phone card business in April 2004, the Company is currently not engaged in any business.

Gross Loss (before depreciation, amortisation, impairment write down and taxes) is US $ 229/-. After giving effect to other adjustments, the net loss of US $ 229/- was carried to Balance Sheet.

DIVIDENDS

Your Directors do not recommend any dividend.

For and on behalf of the Board of Directors

sd/-
Director

Date: August 27, 2008

REPORT OF THE AUDITORS

The Board of Directors,
Value Communications Corporation

We  have  audited  the  attached  Balance Sheet of VALUE COMMUNICATIONS CORPORATION, a wholly owned subsidiary of Rediff.com India Limited incorporated in the United States, as at March 31, 2008 and also the  Profit & Loss Account  of the Company for the  year ended  on  that  date annexed thereto.   These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that :

We conducted our audit in accordance with auditing standards generally accepted in India.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

Further, we report that :
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.

(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 6 to the Accounts.

(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2008;

and

ii.	in the case of Profit and Loss Account, of the loss of the Company for the year ended on that date;

For Patkar & Pendse
Chartered Accountants

sd/-
Place : Mumbai Date : August 27, 2008	B.M. Pendse Partner M.No. 32625

Value Communications Corporation

Balance Sheet as at March 31, 2008

Schedule	As at	As at
No.	31.03.2008	31.03.2007
	US $	US $

I. SOURCES OF FUNDS

Shareholders' funds :
Share Capital		1	7,146,432	7,146,432

	TOTAL		7,146,432	7,146,432

II. APPLICATION OF FUNDS
Current assets, loans and advances :
Cash and bank balances		2	12,705	12,933
Loans and advances		3	208,175	208,176
			220,880	221,109

Less : Current liabilities and provisions :
Liabilities		4	3,072,239	3,072,239
			3,072,239	3,072,239
Net current assets			(2,851,359)	(2,851,130)

Profit and loss account			9,997,791	9,997,562

	TOTAL		7,146,432	7,146,432

Accounting policies and notes to balance sheet and profit and loss account		6

As per our attached report of even date
For Patkar & Pendse			For and on behalf of the board
Chartered Accountants

sd/-			sd/-
B.M.Pendse			A.Balakrishnan
Partner			Director
M.No. 32625

Mumbai, India			Mumbai, India
Dated: August 27, 2008			Dated: August 27, 2008

Value Communications Corporation

Profit & Loss Account for the year ended March 31, 2008

	Schedule
	No.
		31.03.2008	31.03.2007

		US $	US $

INCOME		-	-

		-	-

EXPENDITURE

Operating and other expenses	5	229	428

		229	428

Profit/ (Loss) for the year before tax		(229)	(428)

Less :Provision for tax		-	-
		(229)	(428)
Extraordinary Items
Restructuring & Integration Costs		-	-

Loss after Tax		(229)	(428)

Deficit brought forward from previous year		(9,997,562)	(9,997,134)

Balance carried to balance sheet		(9,997,791)	(9,997,562)

Accounting policies and notes to
balance sheet and profit and loss account	6

As per our attached report of even date
For Patkar & Pendse		For and on behalf of the board
Chartered Accountants

sd/-		sd/-
B.M.Pendse		A.Balakrishnan
Partner		Director
M.No. 32625

Mumbai, India		Mumbai, India
Dated: August 27, 2008		Dated: August 27, 2008

Value Communications Corporation

Schedule 1 to 6 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

	As at	As at
	31.03.2008	31.03.2007

	US $	US $

SCHEDULE 1 : SHARE CAPITAL

Authorized :
20,000,000 shares common stock, no par value	-	-

Issued and subscribed :
12,000,000 (P.Y. 12,000,000) shares common stock	7,146,432	7,146,432

TOTAL	7,146,432	7,146,432

Schedule 1 to 6 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

	As at	As at
	31.03.2008	31.03.2007

	US $	US $

SCHEDULE 2 : CASH AND BANK BALANCES

Bank balances :

(i) Citi Bank N.Y.
On current account	12,705	12,933

TOTAL	12,705	12,933

SCHEDULE 3 : LOANS AND ADVANCES
ADVANCES (Unsecured considered good)

Advances recoverable in cash
or in kind or for value to be received

Dues From Parent Company	139,846	139,847
Others	68,329	68,329

TOTAL	208,175	208,176

SCHEDULE 4 : LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.	14,369	14,369

- Dues to parent / group companies	3,057,870	3,057,870

TOTAL	3,072,239	3,072,239

Value Communications Corporation

Schedule 1 to 6 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2008

	31.03.2008	31.03.2007
	US $	US $

SCHEDULE 5 : OPERATING AND OTHER EXPENSES

Bank Charges	229	428
TOTAL	229	428

Value Communications Corporation

SCHEDULE 6: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

A.	ACCOUNTING POLICIES

1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India ("Indian GAAP"), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.	Revenue recognition

The Company recognizes revenue as PINs and prepaid calling cards are delivered to customers.

4.	Fixed assets and depreciation

Pursuant to the sale of business on 8th april 2004, the company does not hold any fixed assets.

5.	Income taxes

Income taxes are accounted for in accordance with the US tax laws.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws.

6.	Deferred Income Taxes

As of March 31, 2008, the components of the Company’s net deferred tax assets are as follows:

As of March 31,2008, the Company has net operating loss carry forwards of approx  US.$ 2,965,000 for federal income tax purposes, which expire in the years 2021 to 2026. Realization of the future tax benefits related to the deferred tax asset is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carry forward period. Management has considered these factors and believes that no asset to be created in the books of accounts.

Value Communications Corporation

7.	Leases

Operating Lease rentals are expensed with reference to lease terms and conditions.

 B. NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT

1.	Organization and Business

Value Communications Corporation (“ValuCom” or the “Company”) is a wholly-owned subsidiary of Rediff.com India, Ltd (“Rediff”).  ValuCom provides internet-based marketing of prepaid long-distance service to over 200 countries worldwide.  The Company markets its services to consumers and small businesses by packaging long-distance service from large telecommunication companies into Prepaid Identification Numbers (“PINs”) and prepaid calling cards for sale on its Internet site or at its call-in center.

2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act, 1956 to the extent not applicable are not given.

3.	Litigation:

There are no pending litigations against the company.

4.	The prior year figures have been regrouped and reclassified to conform with those of the current year.

5.	Balance Sheet Abstract and Company’s General Business Profile

(I)	Registration Details

Registration No.	N.A.	State Code	N.A.

Balance Sheet Date	31/03/2008
(dd/mm/yy)

Value Communications Corporation

(II)	Capital raised during the year (Amount in US$)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil

(III)	Position of Mobilisation and Deployment of Funds (Amount in US$ )

Total Liabilities	Total Assets
7,146,432	7,146,432

Sources of Funds

Paid - up Capital	Reserves & Surplus
7,146,432	NIL

Secured Loans	Unsecured Loans
Nil	Nil

Application of Funds

Net Fixed Assets	Investments
Nil	Nil

Net Current Assets	Accumulated Losses
(2,851,359)	9,997,791

(IV)	Performance of Company (Amount in US$) for the year ended March 31, 2008.

Turnover $	Total Expenditure $
-	229

Profit / Loss Before Tax		Profit / Loss After Tax
+ -	(229)	+ -	(229)
☐		☐

(Please tick Appropriate box + for Profit – for Loss)

Earning per Share	Dividend @ %
Nil

(V)	Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Value Communications Corporation

Item Code No. ( ITC ) Product Description	N/A
Prepaid calling cards

 For  and on behalf of the board

sd/-
         Ajit Balakrishnan
         Director

Mumbai, India
Dated: August 27, 2008

REDIFF.COM INDIA LTD
Regd. Office: 1st  Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400 016

ATTENDANCE SLIP

Folio No.
No. of Shares held

I hereby record my presence at the Twelfth Annual General Meeting of the Company being held at Registered Office at 1st Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400 016 at 10.00 a.m. (IST) on Wednesday, 24th September, 2008.

______________________________
Signature of attending Member/Proxy

Name: _________________________

Note: A member/proxy holder attending the meeting must bring the Attendance Slip to the meeting and hand it over at the entrance duly signed.

---------------------------------------------------------------------------------------------------------------------------------

REDIFF.COM INDIA LTD
Regd. Office: 1st Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400 016

PROXY

I/We, ___________________________________________________, of _______________________ in the district of ___________________________ being a member/members of the above Company hereby appoint ___________________________________________________ of _______________________ in the district of __________________________________________ or failing him ____________________ of __________________________________________ in the district of ___________________________ as my/our Proxy to attend and vote  for me/us and on my/our behalf at the Twelfth Annual General Meeting of the Company to be held on Wednesday, 24th September, 2008 at 10a.m.(IST) and at any adjournment thereof.

Signed this _______________________ day of _________________ 2008

Folio No.
No. of Shares held

Affix Re. 0.15 Revenue Stamp
Signature

This form is to be used in favour of* / against* the resolution. Unless otherwise instructed, the proxy will act as he thinks fit.
* Strike out whichever is not applicable.
Note:	1.	The Proxy must be returned so as to reach the registered office of the Company not less than 48 hours before the time for holding of the aforesaid meeting.
	2.	A proxy need not be a member.